UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04989

Exact name of registrant as specified in charter:	Voyageur Mutual Funds II

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2016

Item 1. Reports to Stockholders

Annual report

Fixed income mutual funds

Delaware Tax-Free Arizona Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Colorado Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

Delaware Tax-Free Pennsylvania Fund

August 31, 2016

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawareinvestments.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at delawareinvestments.com/literature.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2016, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® state tax-free funds	September 6, 2016

Performance preview (for the year ended August 31, 2016)
Delaware Tax-Free Arizona Fund (Institutional Class shares)	1-year return	+7.14%
Delaware Tax-Free Arizona Fund (Class A shares)	1-year return	+6.79%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper Other States Municipal Debt Funds Average	1-year return	+6.06%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 9.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 13 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free California Fund (Institutional Class shares)	1-year return	+7.94%
Delaware Tax-Free California Fund (Class A shares)	1-year return	+7.67%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper California Municipal Debt Funds Average	1-year return	+8.05%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 14.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper California Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt).

Please see page 18 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Colorado Fund (Institutional Class shares)	1-year return	+7.60%
Delaware Tax-Free Colorado Fund (Class A shares)	1-year return	+7.33%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper Other States Municipal Debt Funds Average	1-year return	+6.06%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 19.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 23 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Portfolio management review

Delaware Investments® state tax-free funds

Delaware Tax-Free Idaho Fund (Institutional Class shares)	1-year return	+5.92%
Delaware Tax-Free Idaho Fund (Class A shares)	1-year return	+5.66%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper Other States Municipal Debt Funds Average	1-year return	+6.06%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 24.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 28 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free New York Fund (Institutional Class shares)	1-year return	+7.84%
Delaware Tax-Free New York Fund (Class A shares)	1-year return	+7.57%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper New York Municipal Debt Funds Average	1-year return	+7.29%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 29.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper New York Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt).

Please see page 33 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Pennsylvania Fund (Institutional Class shares)	1-year return	+6.86%
Delaware Tax-Free Pennsylvania Fund (Class A shares)	1-year return	+6.60%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper Pennsylvania Municipal Debt Funds Average	1-year return	+6.35%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 34.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Pennsylvania Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Pennsylvania (double tax-exempt) or a city in Pennsylvania (triple tax-exempt).

Please see page 38 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

1Formerly known as the Barclays Municipal Bond Index.

Economic backdrop

Back in September 2015, at the start of the Funds’ fiscal year ended Aug. 31, 2016, many investors were anticipating relatively strong U.S. economic growth. Accordingly, the U.S. Federal Reserve was widely expected to begin raising its target short-term interest rate for the first time in nine years. The Fed eventually did so at its December 2015 meeting, increasing the federal funds rate by 0.25 percentage points.

It soon became clear, however, that the U.S. economy was growing at a relatively sluggish pace — one factor behind the Fed’s decision to leave rates alone for the remainder of the Funds’ fiscal year. Although U.S. gross domestic product (GDP) expanded by a moderate rate of 2.0% in the third quarter of 2015, it slowed to an annual pace of just 0.9% growth in the fourth quarter, and 0.8% and an estimated 1.1% in the first and second quarters of 2016, respectively (source: U.S. Commerce Department).

Investor concern extended beyond the United States and included worries about Chinese economic growth, new financial challenges in Europe, and, in June, U.K. voters’ decision to leave the European Union. This vote, dubbed Brexit, led to significant short-term market volatility, although markets quickly recovered.

Municipal bond market conditions

Against this backdrop, interest rates unexpectedly fell for much of the fiscal year — beneficial for municipal bond and other fixed income investors. This was particularly true in the first half of calendar year 2016, as concerns rose about the global economy, weak commodity prices, and the Fed’s apparent unwillingness to raise rates further.

Continuing a trend of several years, tax-exempt bonds with longer maturity dates tended to outpace those with shorter maturities. Also, lower-rated, higher yielding issues again generally surpassed their investment grade counterparts, performing particularly well in this environment.

The following table shows municipal bond returns, by maturity and credit quality, for the 12 months ended Aug. 31, 2016:

Maturity
5 years	4.01%
10 years	7.34%
22+ years	10.46%

Credit quality
AAA	5.59%
AA	6.20%
A	8.51%
BBB	8.83%

Source: Bloomberg

Other positive factors included the continued favorable balance between supply and demand of municipal debt and the healthy credit environment for many state and local municipal borrowers. Tobacco was the strongest-performing sector in the municipal bond marketplace, as these lower-rated, higher yielding securities benefited from issuers’ generally improved credit quality and strong investor demand for yield. Other bond categories dominated by lower-rated issuers also fared well, including transportation and healthcare. Higher-quality categories, including state general obligation bonds, produced positive returns that nevertheless lagged the overall municipal bond market.

Economic backdrop in the states

Arizona’s diverse state economy is still recovering from the global financial crisis. The rise in population prior to the crisis overly exposed its real estate market and construction industry. July 2016 nonfarm employment of 2.7 million was up 2.5% from a year earlier. Although Arizona’s economy has generally improved, as of July 2016 the unemployment rate remained elevated at 6.0%, well above the national average rate of 4.9%. Arizona’s per capita personal income levels are at only 82% of the national level. Fiscal 2016

Portfolio management review

Delaware Investments® state tax-free funds

General Fund revenues totaled $9.77 billion, a 3.2% increase over 2015 and 0.3% above budget estimates. The state ended fiscal 2016 with a preliminary ending fund balance of $222 million, in line with the beginning-of-year forecast. Arizona passed a $9.37 billion fiscal 2017 General Fund budget, a 1.2% increase over fiscal 2016. The two largest expenditure items were for education (42%) and Medicaid (19%). Fiscal 2017 General Fund revenues are expected to rise 2.3% to $9.37 billion. General Fund revenues are expected to be composed of sales taxes (45%), individual income taxes (40%), miscellaneous revenues and fees (10%), and corporate income taxes (5%). Source: bls.gov, Moody’s Investors Service (Moody’s), Arizona Joint Legislative Budget Committee.

California enjoys a large, diverse, and wealthy economy that mirrors that of the nation. In 2015, the state’s real GDP was $2.46 trillion, making California the sixth largest economy in the world. The July 2016 nonfarm employment of 16.49 million was up 2.3% from a year earlier. The unemployment rate in July 2016 was 5.5%, slightly above the national rate of 4.9%. California’s per capita personal income remained strong at 111% of the national average. Fiscal 2016 General Fund revenues rose 5.1% year over year to $117 billion, 1.7% above original budget forecasts. Personal income taxes rose 6.1% in fiscal 2016 to $79.96 billion, 2.9% above projections. Sales-and-use tax receipts rose 5.7% year-over-year to $25.03 billion in 2016. Corporate income taxes totaled $10.31 billion in fiscal 2016, a 5.1% increase year over year and 0.3% below budget estimates. California ended fiscal 2016 with a $4.87 billion General Fund balance. The state legislature passed a $122.47 billion General Fund budget for fiscal 2017, a 6% increase over 2016. General Fund revenues are expected to total $123.6 billion, a 4.0% increase over 2016. The budget calls for personal income, sales, and corporate taxes to increase 4.3%, 2.8%, and

6.6%, respectively. However, after accounting for the $3.3 billion transfer to the Budget Stabilization Fund, total revenues are estimated at $120.3 billion. This would result in a decline in the General Fund balance from $4.9 billion in 2016 to $2.7 billion in 2017. However, the Budget Stabilization Fund is expected to increase from $3.4 billion to $6.7 billion, which equates to 5.5% of the 2017 General Fund budget. Source: bls.gov, California State Controller Monthly Reports, Moody’s.

Colorado’s economy is diverse, with below-average employment in manufacturing and a variety of service sector strengths. July 2016 nonfarm employment of 2.62 million was up 2.9% from a year earlier. Colorado’s unemployment rate in July 2016 was 3.8%, much lower than the national rate of 4.9%. Colorado is a relatively wealthy state, with per-capita personal income levels at 106% of the U.S. average. Estimated General Fund revenues for fiscal year 2016 were $9.96 billion, a 1.6% increase over fiscal 2015. Individual income tax revenues rose 2.2% in fiscal 2016 to $6.49 billion. Sales-and-use tax collections rose 1.5% to $2.92 billion in 2016. Corporate income tax revenues totaled $647.9 million in fiscal 2016, a 6.5% year-over-year decline. Colorado’s legislature passed a $10.47 billion General Fund budget for fiscal year 2017, a 2.9% increase year over year. Two of the larger expenditure increases in the budget were for education (at $291.7 million) and healthcare policy (at $197.2 million). General Fund revenues are projected to increase 6.0% year over year to $10.58 billion. Source: bls.gov, Colorado Office of State Planning and Budgeting, Moody’s, colorado.gov.

Idaho’s economy has expanded and diversified in recent years, benefiting from population growth. However, the state still has an above-average dependence on the natural resource sector. The July 2016 nonfarm employment of 696,400 was up 3.4% from a year earlier. The unemployment rate in July 2016 was 3.8%, well below the national rate of 4.9%. Idaho’s General Fund fiscal 2016 revenues were $3.18 billion. Total revenues came in 0.1% above budget and 4.2% above the prior year. For fiscal year 2017, the Idaho legislature passed a $3.27 billion General Fund budget, a 7.0% increase over fiscal 2016. The three largest portions of the budget are public school support (48%), Medicaid (16%), and higher education (9%). Total General Fund revenues are forecasted to increase 4.7% to $3.31 billion in fiscal 2017. Individual income taxes, sales taxes, and corporate income taxes are projected to rise 5.4%, 5.2%, and 2.6%, respectively. Source: bls.gov, Idaho Division of Management, State Controller’s website.

New York has a mature, broad-based, and wealthy economy that attracts a highly educated and global workforce. July 2016 nonfarm employment of 9.4 million was up 1.2% from a year earlier. The unemployment rate in July 2016 was 4.7%, slightly below the national rate of 4.9%. Total receipts for the General Fund finished fiscal 2016 at $66.34 billion, roughly 0.9% below the revised budget projections. Personal income tax receipts were $42.12 billion in fiscal 2016, 0.6% below budget forecasts. Sales tax revenues totaled $12.31 billion in 2016, about 0.5% above consensus projections. Corporate income taxes were the largest drag on General Fund revenues, coming in at $5.65 billion in fiscal 2016 versus budget projections of $6.20 billion. General Fund expenditures were $66.34 billion in fiscal 2016, 1.3% below the revised budget forecast. The key contributor to the large spending drop was $840 million in lower local assistance payments, mainly related to healthcare expenses. New York’s legislature passed a $69.07 billion General Fund budget for 2017, a 4.1% increase over the prior year’s budget. Fiscal 2017 revenue projections show an increase of 4.0% to total $68.96 billion. Personal income taxes are projected to rise 6.3% and sales taxes are projected to increase 2.4%

year over year. The fiscal 2017 budget projects a small decrease in the General Fund balance from $2.63 billion in 2016 to $2.52 billion in 2017. Budget highlights include a reduction of the marginal tax rates on middle incomes from between 5.9% and 6.65% to between 5.5% and 6.0% once fully phased in during fiscal 2018. Also, the enacted budget phased in increases in the state’s minimum wage to as high as $15 by the end of calendar year 2018 and calendar year 2019, with the timing dependent on the number of employed workers at the business. State operating revenues through the first quarter of fiscal 2017 were $466 million lower than budget, primarily driven by weaker-than-expected personal income tax receipts. Source: bls.gov, New York Division of Budget, Moody’s, Office of the New York State Comptroller.

Pennsylvania has a diverse, broad, and relatively stable economy, with per-capita personal income levels slightly above the national average (103%), supported by its large health and higher education sectors. July 2016 nonfarm employment of 5.89 million was up 1.0% from a year earlier. The monthly unemployment rate in July 2016 was 5.6%, higher than the national rate of 4.9%. Pennsylvania’s General Fund tax collections totaled $30.9 billion in fiscal 2016, 0.1% above the estimates and 1.0% above fiscal 2015. Sales tax receipts were 0.3% below budget, personal income collections were 1.6% below budget, and corporate tax revenues were 2.0% above budget projections. The state enacted a $31.5 billion General Fund budget for fiscal year 2017, a 5.4% increase over the prior year’s budget. The two largest expenditures in the budget are allocated toward health and human services (38%) and education (36%). Source: bls.gov, Moody’s, Pennsylvania Revenue Department, Pennsylvania Office of the Budget.

Portfolio management review

Delaware Investments® state tax-free funds

Sticking to our strategy

For all six Funds profiled in this report, our management approach remained consistent, as it does in every market environment. With our bottom-up investment strategy, we evaluate potential bond holdings one by one. Working with our municipal credit analysts, we conduct thorough research to determine which bonds we believe offer the most favorable apparent trade-off between their credit risk and income generation.

In general, we emphasize bonds with lower-investment-grade or below-investment-grade credit ratings, where we believe our credit research capabilities can provide us potentially more meaningful insights. During the fiscal period, we maintained substantial allocations to bonds with credit ratings of A and BBB — the two lowest rating tiers among investment grade bonds — in all six Funds.

The Funds also had exposure to high yield bonds — rated below BBB. Up to 20% of the Funds’ net assets can be invested in high yield municipal debt. Opportunities to invest in these lower-rated issues varied widely by state, but in cases when we were able to make use of this basket of investments, we focused on securities that provided a combination of what we viewed as having attractive income and credit characteristics.

As we normally do, we maintained a neutral duration, or sensitivity to interest rate changes, within the Funds, roughly on par with their benchmark, the Bloomberg Barclays Municipal Bond Index. We preferred to seek to add value through credit selection rather than interest rate management.

During the fiscal period, we took advantage of opportunities to add the types of higher yielding, lower-rated bonds we often favor. In states with smaller amounts of tax-exempt bond issuance, it can be challenging to find enough lower-rated bonds to add to the portfolios. To keep the Funds fully invested, we typically purchase higher-quality, in-state bonds as placeholders while we wait for what we view as attractive lower-rated, longer-dated issues to emerge. We used this strategy while researching for potentially better-yielding long-term investment opportunities — a process that was ongoing as the fiscal year concluded. During the fiscal year, we used this strategy most often in (but not limited to) Idaho, in which we found it most difficult to find our preferred security types over the past 12 months.

Our purchases were largely financed through bond calls and maturities, as well as the proceeds of new share purchases by investors. We were reluctant to sell many of the Funds’ bond holdings, however, as many of these older issues offered higher income and were better long-term investments, in our view.

Within the Funds

Given the market trends of slow growth, economic uncertainty, and low yields, we believe all six Funds were well positioned for the fiscal year, with healthy exposure to longer-dated, lower-rated credits. Many of the Funds’ strongest-performing bonds had one or both of these characteristics.

Here, for each Fund, we provide information about the strongest-performing securities in absolute terms, as well as holdings that underperformed the overall municipal bond market.

● Delaware Tax-Free Arizona Fund saw particularly strong results from its holdings in prepaid natural gas revenue bonds rated A- by Standard & Poor’s Financial Services and Baa1 by Moody’s and maturing in 2037. These noncallable securities, which benefited from a relatively long duration in a falling interest rate environment, generated a total return of 23% for the fiscal year. The Fund also benefited from Arizona Edkey charter school bonds: These securities were rated below investment grade, had a 2048 maturity date, and returned about more than 15% for the period. During a generally favorable period for municipal debt, none of the Fund’s holdings lost ground, although several produced only incremental gains. These minimally positive performers included a couple of advance-refunded bonds with performance limited by the securities’ very high credit quality and short durations: Payson Unified School District bonds and healthcare bonds issued for John C. Lincoln Medical Center.

● The strongest individual performer in Delaware Tax-Free California Fund was a position in Golden State tobacco securitization bonds. These issues benefited from their long duration and below-investment-grade credit rating, as well as from the overall strength enjoyed by tobacco securitization bonds during the fiscal period. The Fund’s allocation to zero-coupon Anaheim school district bonds also added value. These credits were attractively priced at the start of the fiscal year and closed their discount over time. In contrast, the Fund’s weakest-performing securities were U.S. Virgin Islands dedicated tax bonds, which lost 3%. (Bonds issued by U.S. territories are fully exempt from income taxes for residents of all 50 states.) Although these bonds remained solid credits, in our view, they lost value toward period end, as concerns about another U.S. territory, Puerto Rico, increased. Meanwhile, advance-refunded bonds for Inland Regional Center in San Bernardino underperformed the municipal bond market, returning slightly less than 1%, as these securities’ short durations and high underlying quality limited their upside.

● Delaware Tax-Free Colorado Fund’s holdings in prepaid natural gas bonds were strong performers, returning 20% for the Fund. Because these securities were noncallable, they benefited from their relatively long maturity date even more than they otherwise would have. Nonrated tax increment financing bonds for the City of Fountain also fared well, as their 2044 maturity date attracted investors at a time of low and declining interest rates. In contrast, the Fund’s largest underperformers included those with very high credit quality and short maturity dates: Colorado single-family housing bonds and Colorado Health Facilities Authority revenue bonds for Adventist Health System.

● Delaware Tax-Free Idaho Fund benefited from its position in bonds issued for Xavier Charter School in Twin Falls: These holdings, rated BBB-and maturing in 2050, returned 17% for the Fund. The Fund also benefited from Canyon County school district bonds with a 2033 maturity date and an Aa1 credit rating from Moody’s. The Fund’s largest underperformers included the U.S. Virgin Islands dedicated tax bonds cited earlier, as well as advance-refunded bonds for Boise State University, securities that returned less than 1% for the fiscal year.

● Leading the list of outperforming securities in Delaware Tax-Free New York Fund were bonds issued for St. Joseph’s Hospital Health Center. In addition to their sub-investment-grade credit rating and 2042 maturity date, the securities benefited from the hospital’s new agreement to affiliate itself with a higher-rated provider, boosting its credit quality. Nonrated lease bonds for the World Trade Center 3 project in lower Manhattan also contributed to performance. In contrast, the Fund’s performance was hurt by its exposure to U.S. Virgin Islands dedicated tax bonds and to advance-refunded bonds issued to fund student housing at the University of Rochester, which saw subdued gains.

● In Delaware Tax-Free Pennsylvania Fund, the leading performers were both senior housing bonds: Moon Industrial Development Authority bonds issued for Baptist Homes Society and Cumberland County Municipal Authority bonds issued for Diakon Lutheran Social Ministries. These holdings returned more than 20% and 15%, respectively. The leading underperformers were both securities that produced modest gains, including advance-refunded Pennsylvania

Portfolio management review

Delaware Investments® state tax-free funds

Industrial Development Authority issues and Philadelphia Airport bonds with near-term call dates that limited the position’s appreciation potential.

Performance summaries
Delaware Tax-Free Arizona Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. April 1, 1991)
Excluding sales charge	+6.79%	+4.82%	+4.47%	+5.52%
Including sales charge	+1.97%	+3.86%	+3.99%	+5.33%
Class C (Est. May 26, 1994)
Excluding sales charge	+6.07%	+4.05%	+3.69%	+4.33%
Including sales charge	+5.07%	+4.05%	+3.69%	+4.33%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.14%	n/a	n/a	+7.51%
Including sales charge	+7.14%	n/a	n/a	+7.51%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.32%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free Arizona Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Per Moody’s credit rating agency, bonds rated Aaa are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated Aa2 are considered to be of high quality, but with a slightly higher degree of risk than bonds rated Aaa. Bonds rated A2 are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated Baa3 are believed to be of medium-grade quality and generally riskier over the long term.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.96%	1.71%	0.71%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

* The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

Performance summaries

Delaware Tax-Free Arizona Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Tax-Free Arizona Fund — Class A shares	$9,550	$14,789

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Delaware Tax-Free Arizona Fund — Institutional Class shares	$10,000	$12,129
Bloomberg Barclays Municipal Bond Index	$10,000	$11,776

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 9 through 13.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class C	DVACX	928916501
Institutional Class	DAZIX	928916873

Performance summaries
Delaware Tax-Free California Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. March 2, 1995)
Excluding sales charge	+7.67%	+6.24%	+5.08%	+5.82%
Including sales charge	+2.82%	+5.26%	+4.59%	+5.59%
Class C (Est. April 9, 1996)
Excluding sales charge	+6.86%	+5.47%	+4.29%	+4.97%
Including sales charge	+5.86%	+5.47%	+4.29%	+4.97%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.94%	n/a	n/a	+8.26%
Including sales charge	+7.94%	n/a	n/a	+8.26%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.32%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 16. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Per Moody’s credit rating agency, bonds rated Aaa are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated Aa2 are considered to be of high quality, but with a slightly higher degree of risk than bonds rated Aaa. Bonds rated A2 are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated Baa3 are believed to be of medium-grade quality and generally riskier over the long term.

Performance summaries

Delaware Tax-Free California Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.57% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	1.00%	1.75%	0.75%
(without fee waivers)
Net expenses	0.82%	1.57%	0.57%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Tax-Free California Fund — Class A shares	$9,550	$15,668

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Delaware Tax-Free California Fund — Institutional Class shares	$10,000	$12,357
Bloomberg Barclays Municipal Bond Index	$10,000	$11,776

Performance summaries

Delaware Tax-Free California Fund

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 16. Please note additional details on pages 14 through 18.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class C	DVFTX	928928795
Institutional Class	DCTIX	928928167

Performance summaries
Delaware Tax-Free Colorado Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. April 23, 1987)
Excluding sales charge	+7.33%	+5.14%	+4.57%	+5.96%
Including sales charge	+2.50%	+4.18%	+4.09%	+5.80%
Class C (Est. May 6, 1994)
Excluding sales charge	+6.52%	+4.35%	+3.78%	+4.41%
Including sales charge	+5.52%	+4.35%	+3.78%	+4.41%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.60%	n/a	n/a	+7.72%
Including sales charge	+7.60%	n/a	n/a	+7.72%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.32%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 21. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free Colorado Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Per Moody’s credit rating agency, bonds rated Aaa are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated Aa2 are considered to be of high quality, but with a slightly higher degree of risk than bonds rated Aaa. Bonds rated A2 are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated Baa3 are believed to be of medium-grade quality and generally riskier over the long term.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.97%	1.72%	0.72%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

Performance summaries

Delaware Tax-Free Colorado Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Tax-Free Colorado Fund — Class A shares	$9,550	$14,928

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Delaware Tax-Free Colorado Fund — Institutional Class shares	$10,000	$12,194
Bloomberg Barclays Municipal Bond Index	$10,000	$11,776

1 The “Performance of a $10,000 investment” graph for Class A assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 21. Please note additional details on pages 19 through 23.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class C	DVCTX	92907R101
Institutional Class	DCOIX	92907R200

Performance summaries
Delaware Tax-Free Idaho Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1, [2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+5.66%	+3.50%	+3.96%	+5.11%
Including sales charge	+0.93%	+2.56%	+3.48%	+4.89%
Class C (Est. Jan. 11, 1995)
Excluding sales charge	+4.88%	+2.73%	+3.19%	+4.30%
Including sales charge	+3.88%	+2.73%	+3.19%	+4.30%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+5.92%	n/a	n/a	+6.06%
Including sales charge	+5.92%	n/a	n/a	+6.06%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.32%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 26. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Per Moody’s credit rating agency, bonds rated Aaa are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated Aa2 are considered to be of high quality, but with a slightly higher degree of risk than bonds rated Aaa. Bonds rated A2 are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated Baa3 are believed to be of medium-grade quality and generally riskier over the long term.

Performance summaries

Delaware Tax-Free Idaho Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.61% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.99%	1.74%	0.74%
Net expenses (including fee waivers, if any)	0.86%	1.61%	0.61%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014 through Dec. 29, 2016.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Tax-Free Idaho Fund — Class A shares	$9,550	$14,080

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$11,776
Delaware Tax-Free Idaho Fund — Institutional Class shares	$10,000	$11,699

Performance summaries

Delaware Tax-Free Idaho Fund

1 The “Performance of a $10,000 investment” graph for Class A assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 26. Please note additional details on pages 24 through 28.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class C	DVICX	928928803
Institutional Class	DTIDX	928928159

Performance summaries Delaware Tax-Free New York Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+7.57%	+5.56%	+5.05%	+5.87%
Including sales charge	+2.74%	+4.59%	+4.57%	+5.70%
Class C (Est. April 26, 1995)
Excluding sales charge	+6.78%	+4.76%	+4.27%	+4.28%
Including sales charge	+5.78%	+4.76%	+4.27%	+4.28%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.84%	n/a	n/a	+7.92%
Including sales charge	+7.84%	n/a	n/a	+7.92%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.32%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 31. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free New York Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Per Moody’s credit rating agency, bonds rated Aaa are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated Aa2 are considered to be of high quality, but with a slightly higher degree of risk than bonds rated Aaa. Bonds rated A2 are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated Baa3 are believed to be of medium-grade quality and generally riskier over the long term.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.55% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.04%	1.79%	0.79%
Net expenses (including fee waivers, if any)	0.80%	1.55%	0.55%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

Performance summaries

Delaware Tax-Free New York Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Tax-Free New York Fund — Class A shares	$9,550	$15,633

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Delaware Tax-Free New York Fund — Institutional Class shares	$10,000	$12,253
Bloomberg Barclays Municipal Bond Index	$10,000	$11,776

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 31. Please note additional details on pages 29 through 33.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class C	DVFNX	928928258
Institutional Class	DTNIX	928928142

Performance summaries
Delaware Tax-Free Pennsylvania Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. March 23, 1977)
Excluding sales charge	+6.60%	+5.08%	+4.71%	+5.72%
Including sales charge	+1.85%	+4.12%	+4.23%	+5.59%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+5.79%	+4.28%	+3.92%	+3.95%
Including sales charge	+4.79%	+4.28%	+3.92%	+3.95%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+6.86%	n/a	n/a	+7.45%
Including sales charge	+6.86%	n/a	n/a	+7.45%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.32%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 36. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Per Moody’s credit rating agency, bonds rated Aaa are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated Aa2 are considered to be of high quality, but with a slightly higher degree of risk than bonds rated Aaa. Bonds rated A2 are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated Baa3 are believed to be of medium-grade quality and generally riskier over the long term.

Performance summaries

Delaware Tax-Free Pennsylvania Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, inverse floater program expenses, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.64% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	0.94%	1.70%	0.70%
Net expenses (including fee waivers, if any)	0.88%	1.64%	0.64%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Tax-Free Pennsylvania Fund — Class A shares	$9,550	$15,137

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Delaware Tax-Free Pennsylvania Fund — Institutional Class shares	$10,000	$12,112
Bloomberg Barclays Municipal Bond Index	$10,000	$11,776

Performance summaries

Delaware Tax-Free Pennsylvania Fund

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 36. Please note additional details on pages 34 through 38.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class C	DPTCX	233216308
Institutional Class	DTPIX	24609H701

Disclosure of Fund expenses

For the 6 months period from March 1, 2016 to August 31, 2016 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-months period from March 1, 2016 to Aug. 31, 2016.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the 6 months period from March 1, 2016 to August 31, 2016 (Unaudited)

Delaware Tax-Free Arizona Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*

Actual Fund return†
Class A	$1,000.00	$1,033.60	0.84%	$4.29
Class C	1,000.00	1,030.50	1.59%	8.12
Institutional Class	1,000.00	1,035.70	0.59%	3.02

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.91	0.84%	$4.27
Class C	1,000.00	1,017.14	1.59%	8.06
Institutional Class	1,000.00	1,022.17	0.59%	3.00

Delaware Tax-Free California Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*

Actual Fund return†
Class A	$1,000.00	$1,037.40	0.82%	$4.20
Class C	1,000.00	1,033.50	1.57%	8.03
Institutional Class	1,000.00	1,038.70	0.57%	2.92

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.01	0.82%	$4.17
Class C	1,000.00	1,017.24	1.57%	7.96
Institutional Class	1,000.00	1,022.27	0.57%	2.90

Delaware Tax-Free Colorado Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*

Actual Fund return†
Class A	$1,000.00	$1,036.00	0.84%	$4.30
Class C	1,000.00	1,032.00	1.59%	8.12
Institutional Class	1,000.00	1,038.20	0.59%	3.02

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.91	0.84%	$4.27
Class C	1,000.00	1,017.14	1.59%	8.06
Institutional Class	1,000.00	1,022.17	0.59%	3.00

Delaware Tax-Free Idaho Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*

Actual Fund return†
Class A	$1,000.00	$1,025.70	0.86%	$4.38
Class C	1,000.00	1,021.90	1.61%	8.18
Institutional Class	1,000.00	1,027.00	0.61%	3.11

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.81	0.86%	$4.37
Class C	1,000.00	1,017.04	1.61%	8.16
Institutional Class	1,000.00	1,022.07	0.61%	3.10

Disclosure of Fund expenses

For the 6 months period from March 1, 2016 to August 31, 2016 (Unaudited)

Delaware Tax-Free New York Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*

Actual Fund return†
Class A	$1,000.00	$1,036.70	0.80%	$4.10
Class C	1,000.00	1,032.90	1.55%	7.92
Institutional Class	1,000.00	1,038.00	0.55%	2.82

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.11	0.80%	$4.06
Class C	1,000.00	1,017.34	1.55%	7.86
Institutional Class	1,000.00	1,022.37	0.55%	2.80

Delaware Tax-Free Pennsylvania Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*

Actual Fund return†
Class A	$1,000.00	$1,037.10	0.88%	$4.51
Class C	1,000.00	1,031.90	1.64%	8.38
Institutional Class	1,000.00	1,037.10	0.64%	3.28

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.71	0.88%	$4.47
Class C	1,000.00	1,016.89	1.64%	8.31
Institutional Class	1,000.00	1,021.92	0.64%	3.25

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector / state / territory allocations
Delaware Tax-Free Arizona Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	99.07%
Corporate Revenue Bonds	9.32%
Education Revenue Bonds	28.02%
Electric Revenue Bonds	6.85%
Healthcare Revenue Bonds	16.87%
Lease Revenue Bonds	4.81%
Local General Obligation Bonds	1.07%
Pre-Refunded Bonds	9.62%
Special Tax Revenue Bonds	12.87%
Transportation Revenue Bonds	5.49%
Water & Sewer Revenue Bonds	4.15%
Total Value of Securities	99.07%
Receivables and Other Assets Net of Liabilities	0.93%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Arizona Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Arizona	95.48%
Guam	1.63%
Puerto Rico	1.96%
Total Value of Securities	99.07%

Security type / sector / state / territory allocations
Delaware Tax-Free California Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	99.16%
Corporate Revenue Bonds	3.69%
Education Revenue Bonds	14.43%
Electric Revenue Bonds	3.88%
Healthcare Revenue Bonds	18.72%
Housing Revenue Bonds	4.13%
Lease Revenue Bonds	17.04%
Local General Obligation Bonds	3.23%
Pre-Refunded Bonds	12.09%
Resource Recovery Revenue Bond	1.15%
Special Tax Revenue Bonds	5.26%
State General Obligation Bonds	5.31%
Transportation Revenue Bonds	6.81%
Water & Sewer Revenue Bonds	3.42%
Total Value of Securities	99.16%
Receivables and Other Assets Net of Liabilities	0.84%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free California Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
California	98.83%
U.S. Virgin Islands	0.33%
Total Value of Securities	99.16%

Security type / sector / state / territory allocations
Delaware Tax-Free Colorado Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.20%
Corporate Revenue Bond	2.15%
Education Revenue Bonds	11.55%
Electric Revenue Bonds	1.30%
Healthcare Revenue Bonds	29.09%
Housing Revenue Bonds	0.25%
Lease Revenue Bonds	3.19%
Local General Obligation Bonds	12.61%
Pre-Refunded Bonds	12.67%
Special Tax Revenue Bonds	14.34%
Transportation Revenue Bonds	10.51%
Water & Sewer Revenue Bonds	0.54%
Short-Term Investments	0.79%
Total Value of Securities	98.99%
Receivables and Other Assets Net of Liabilities	1.01%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Colorado Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Colorado	95.86%
Guam	1.54%
Puerto Rico	1.03%
U.S. Virgin Islands	0.53%
Total	98.96%

Security type / sector / state / territory allocations
Delaware Tax-Free Idaho Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.19%
Corporate Revenue Bonds	3.16%
Education Revenue Bonds	13.46%
Electric Revenue Bond	2.13%
Healthcare Revenue Bonds	13.70%
Housing Revenue Bonds	1.89%
Lease Revenue Bonds	9.43%
Local General Obligation Bonds	23.46%
Pre-Refunded Bonds	9.27%
Special Tax Revenue Bonds	16.14%
Transportation Revenue Bonds	4.20%
Water & Sewer Revenue Bond	0.35%
Short-Term Investment	1.52%
Total Value of Securities	98.71%
Receivables and Other Assets Net of Liabilities	1.29%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Idaho Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	3.00%
Idaho	90.30%
Puerto Rico	2.10%
U.S. Virgin Islands	1.79%
Total	97.19%

Security type / sector / state / territory allocations
Delaware Tax-Free New York Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.55%
Corporate Revenue Bonds	6.21%
Education Revenue Bonds	22.28%
Electric Revenue Bonds	3.24%
Healthcare Revenue Bonds	15.45%
Lease Revenue Bonds	8.18%
Local General Obligation Bonds	4.75%
Pre-Refunded/Escrowed to Maturity Bonds	6.53%
Resource Recovery Revenue Bond	0.17%
Special Tax Revenue Bonds	17.30%
State General Obligation Bonds	0.70%
Transportation Revenue Bonds	11.06%
Water & Sewer Revenue Bonds	1.68%
Short-Term Investments	1.45%
Total Value of Securities	99.00%
Receivables and Other Assets Net of Liabilities	1.00%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free New York Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	0.28%
New York	98.62%
U.S. Virgin Islands	0.10%
Total Value of Securities	99.00%

Security type / sector / state / territory allocations
Delaware Tax-Free Pennsylvania Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds	99.69%
Corporate Revenue Bonds	4.84%
Education Revenue Bonds	20.94%
Electric Revenue Bonds	0.39%
Healthcare Revenue Bonds	24.43%
Housing Revenue Bonds	1.23%
Lease Revenue Bonds	3.53%
Local General Obligation Bonds	7.15%
Pre-Refunded/Escrowed to Maturity Bonds	18.45%
Resource Recovery Revenue Bonds	1.07%
Special Tax Revenue Bonds	2.54%
State General Obligation Bonds	1.45%
Transportation Revenue Bonds	8.92%
Water & Sewer Revenue Bonds	4.75%
Short-Term Investments	0.31%
Total Value of Securities	100.00%
Liabilities Net of Receivables and Other Assets	0.00%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Pennsylvania Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	1.06%
Pennsylvania	98.94%
Total Value of Securities	100.00%

Schedules of investments
Delaware Tax-Free Arizona Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 99.07%

Corporate Revenue Bonds – 9.32%
Maricopa County Pollution Control
(Public Service – Palo Verde Project) Series B 5.20% 6/1/43 ●	1,500,000	$1,672,245
(Southern California Education Co.) Series A 5.00% 6/1/35	2,400,000	2,709,288
Pima County Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power) Series A 5.25% 10/1/40	2,000,000	2,249,180
Salt Verde Financial Senior Gas Revenue
5.00% 12/1/37	1,000,000	1,288,600

		7,919,313

Education Revenue Bonds – 28.02%
Arizona Health Facilities Authority Healthcare Education Revenue
(Kirksville College) 5.125% 1/1/30	1,500,000	1,656,525
Arizona State University
Series D 5.00% 7/1/41	1,250,000	1,520,587
Arizona State University Energy Management Revenue
(Arizona State University Tempe Campus II Project)
4.50% 7/1/24	1,000,000	1,074,380
Glendale Industrial Development Authority Revenue
(Midwestern University)
5.00% 5/15/31	645,000	747,316
5.125% 5/15/40	1,305,000	1,472,314
Maricopa County Industrial Development Authority Revenue
(Reid Traditional Schools Projects) 5.00% 7/1/47	785,000	872,582
McAllister Academic Village Revenue
(Arizona State University Hassayampa Academic Village Project) 5.00% 7/1/31	1,000,000	1,244,340
Northern Arizona University
5.00% 6/1/36	475,000	545,371
5.00% 6/1/41	1,240,000	1,423,706
Phoenix Industrial Development Authority
(Basis School Projects) 144A 5.00% 7/1/35 #	1,000,000	1,102,970
(Choice Academies Project) 5.625% 9/1/42	1,250,000	1,353,250
(Eagle College Preparatory Project) Series A 5.00% 7/1/43	500,000	522,055
(Great Hearts Academic Project)
5.00% 7/1/46	1,000,000	1,134,510
6.30% 7/1/42	500,000	558,945

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Phoenix Industrial Development Authority
(Great Hearts Academic Project) 6.40% 7/1/47	500,000	$560,220
(Legacy Traditional Schools Project) Series A 144A 6.75% 7/1/44 #	500,000	605,370
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,274,202
Pima County Industrial Development Authority Education Revenue
(Edkey Charter School Project) 6.00% 7/1/48	1,000,000	1,038,770
(Tucson Country Day School Project) 5.00% 6/1/37	750,000	724,568
Tucson Industrial Development Authority Lease Revenue (University of Arizona-Marshall Foundation) Series A 5.00% 7/15/27 (AMBAC)	980,000	982,283
University of Arizona Board of Rights
Series A 5.00% 6/1/25	1,000,000	1,206,180
Series A 5.00% 6/1/38	1,000,000	1,205,040

		23,825,484

Electric Revenue Bonds – 6.85%
Mesa Utilities System Revenue
5.00% 7/1/18 (NATL-RE)	1,000,000	1,078,950
Pinal County Electric District No. 3
5.25% 7/1/41	2,000,000	2,332,120
Salt River Project Agricultural Improvement & Power District Electric System Revenue
Series A 5.00% 12/1/30	1,000,000	1,186,040
Series A 5.00% 12/1/45	1,000,000	1,223,510

		5,820,620

Healthcare Revenue Bonds – 16.87%
Arizona Health Facilities Authority Hospital System Revenue
(Banner Health)
Series A 5.00% 1/1/43	1,500,000	1,705,365
Series A 5.00% 1/1/44	1,000,000	1,183,440
(Phoenix Children’s Hospital) Series A 5.00% 2/1/34	995,000	1,132,967
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/42	1,000,000	1,196,410
Glendale Industrial Development Authority Revenue
(Glencroft Retirement Community Project) 5.00% 11/15/36	270,000	275,171
Maricopa County Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	2,500,000	2,816,824

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	1,615,000	$1,665,630
Tempe Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/42	1,200,000	1,335,036
Yavapai County Industrial Development Authority Hospital Facility
(Yavapai Regional Medical Center) Series A 5.25% 8/1/33	2,000,000	2,321,820
Yuma Industrial Development Authority Hospital Revenue
(Yuma Regional Medical Center)
Series A 5.00% 8/1/32	295,000	349,413
Series A 5.25% 8/1/32	300,000	361,185

		14,343,261

Lease Revenue Bonds – 4.81%
Arizona Game & Fish Department & Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,000,000	1,003,250
Arizona State Certificates of Participation Department Administration
Series A 5.25% 10/1/25 (AGM)	1,500,000	1,687,830
Arizona State Sports & Tourism Authority
(Multipurpose Stadium Facility) Senior Series A 5.00% 7/1/36	350,000	393,568
Maricopa County Industrial Development Authority Correctional Contract Revenue
(Phoenix West Prison) Series B 5.375% 7/1/22 (ACA)	1,000,000	1,002,170

		4,086,818

Local General Obligation Bonds – 1.07%
City of Chandler
5.00% 7/1/23	500,000	625,225
Pinal County Community College District
4.00% 7/1/31	250,000	285,315

		910,540

Pre-Refunded Bonds – 9.62%
Arizona State University
Series C 5.50% 7/1/25-20 §	330,000	388,776
Coconino & Yavapai Counties Joint Unified School District No. 9
(Sedona Oak Creek Project of 2007) Series B 5.375% 7/1/28-19 §	1,350,000	1,527,349

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Gila County Unified School District No. 10
(Payson School Improvement Project of 2006) Series A 5.25% 7/1/27-17 (AMBAC) §	1,000,000	$1,039,400
Glendale Industrial Development Authority Hospital Revenue
(John C. Lincoln Health) 5.00% 12/1/42-17 §	2,205,000	2,326,099
University of Arizona Medical Center Hospital Revenue
6.50% 7/1/39-19 §	2,500,000	2,898,775

		8,180,399

Special Tax Revenue Bonds – 12.87%
Arizona Department of Transportation State Highway Fund Revenue
5.00% 7/1/32	1,500,000	1,860,330
Subordinated Series A 5.00% 7/1/38	750,000	898,170
City of Glendale Transportation Excise Tax Revenue
5.00% 7/1/30 (AGM)	1,000,000	1,220,950
Flagstaff Aspen Place Sawmill Improvement District Revenue
5.00% 1/1/32	195,000	195,704
Gilbert Public Facilities Municipal Property Revenue
5.00% 7/1/25	1,250,000	1,385,800
Glendale Municipal Property Excise Tax Revenue
(Senior Lien) Series B 5.00% 7/1/33	570,000	670,491
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	600,961
Series A 5.25% 1/1/36	705,000	786,294
Marana Tangerine Farm Road Improvement District Revenue
4.60% 1/1/26	614,000	620,950
Mesa Excise Tax Revenue
5.00% 7/1/32	1,000,000	1,193,240
Queen Creek Improvement District No. 1
5.00% 1/1/32	860,000	869,193
Regional Public Transportation Authority
(Maricopa County Public Transportation) 5.25% 7/1/24	500,000	643,415

		10,945,498

Transportation Revenue Bonds – 5.49%
Phoenix Civic Improvement Airport Revenue
(Junior Lien)
Series A 5.00% 7/1/45	1,000,000	1,195,270
Series A 5.25% 7/1/33	1,250,000	1,415,225

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Phoenix Civic Improvement Airport Revenue
(Senior Lien) 5.00% 7/1/32 (AMT)	1,750,000	$2,053,188

		4,663,683

Water & Sewer Revenue Bonds – 4.15%
Arizona Water Infrastructure Finance Authority
(Water Quality Revenue) Series A 5.00% 10/1/26	1,000,000	1,277,509
Central Arizona Water Conservation District
(Central Arizona Project)
5.00% 1/1/27	400,000	515,064
5.00% 1/1/31	600,000	756,036
City of Mesa Utility System Revenue
4.00% 7/1/31	850,000	981,351

		3,529,960

Total Municipal Bonds (cost $76,715,299)		84,225,576

Total Value of Securities – 99.07% (cost $76,715,299)		$84,225,576

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $1,708,340, which represents 2.01% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2016. Interest rates reset periodically.

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free California Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 99.16%

Corporate Revenue Bonds – 3.69%
Chula Vista Industrial Development Revenue
(San Diego Gas & Electric) Series D 5.875% 1/1/34	1,000,000	$1,129,350
Golden State Tobacco Securitization Settlement Revenue
(Asset-Backed Senior Notes) Series A-1 5.75% 6/1/47	2,005,000	2,049,751
(Capital Appreciation Asset - Backed) Subordinate Series B 1.548% 6/1/47 ^	4,640,000	493,789

		3,672,890

Education Revenue Bonds – 14.43%
California Educational Facilities Authority
(Pepperdine University) 5.00% 10/1/49	1,000,000	1,235,630
California Municipal Finance Authority
(California Baptist University) Series A 144A 5.375% 11/1/40 #	1,000,000	1,105,000
(Julian Charter School Project) Series A 144A 5.625% 3/1/45 #	500,000	530,305
(Palmdale Aerospace Academy Project) 144A 5.00% 7/1/46 #	500,000	543,790
(Southwestern Law School) 6.50% 11/1/41	1,140,000	1,372,344
California School Finance Authority
(Aspire Public Schools Project) Series A 144A 5.00% 8/1/45 #	715,000	821,506
(Green Dot Public Schools Project) Series A 144A 5.00% 8/1/35 #	1,000,000	1,138,090
(KIPP Louisiana Projects) Series A 5.125% 7/1/44	1,000,000	1,137,340
(Partnerships to Uplift Communities Valley Project) Series A 6.75% 8/1/44	1,000,000	1,172,330
(View Park Elementary & Middle Schools) Series A 5.625% 10/1/34	575,000	635,208
California State University
(Systemwide) Series A 4.00% 11/1/45	165,000	186,283
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	800,000	952,904
California Statewide Communities Development Authority Revenue
(California Baptist University) Series A 6.125% 11/1/33	750,000	867,623
(Culinary Institute of America Project) Series B 5.00% 7/1/46	425,000	508,100
(University of California East Irvine Campus Apartments) 5.375% 5/15/38	1,000,000	1,162,780

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Mt. San Antonio Community College District Convertible Capital Appreciation Election 2008
5.875% 8/1/28 Ω	1,000,000	$988,170

		14,357,403

Electric Revenue Bonds – 3.88%
Anaheim Public Financing Authority Revenue
(Anaheim Electric System Distribution Facilities) Series A 5.00% 10/1/25	800,000	941,048
Imperial Irrigation District Electric System Revenue
Series B 5.00% 11/1/36	250,000	286,935
Series C 5.00% 11/1/36	500,000	621,790
Southern California Public Power Authority Revenue (Southern Transmission Project) Subordinate Series A 5.00% 7/1/22	1,000,000	1,079,620
Turlock Irrigation District Revenue
Series A 5.00% 1/1/30	830,000	931,874

		3,861,267

Healthcare Revenue Bonds – 18.72%
Abag Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	850,000	988,371
(Sharp Health Care)
6.25% 8/1/39	1,000,000	1,156,170
Series A 5.00% 8/1/26	300,000	356,376
Series A 5.00% 8/1/27	300,000	355,527
Series A 5.00% 8/1/28	250,000	296,572
California Health Facilities Financing Authority Revenue
(Catholic Health Care West)
Series A 6.00% 7/1/39	855,000	975,923
Series E 5.625% 7/1/25	1,000,000	1,132,030
(Children’s Hospital Los Angeles) Series A 5.00% 11/15/34	500,000	570,960
(Lucile Packard Children’s Hospital Stanford) Series A 5.00% 8/15/33	1,000,000	1,266,490
(St. Joseph Health System) Series A 5.75% 7/1/39	1,000,000	1,135,060
(Sutter Health)
Series B 5.00% 11/15/46	1,000,000	1,241,240
Series D 5.25% 8/15/31	1,000,000	1,201,750
California Statewide Communities Development Authority Revenue
(BE.Group) 144A 7.25% 11/15/41 #	500,000	582,365
(Covenant Retirement Communities) Series C 5.625% 12/1/36	1,000,000	1,143,570

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
California Statewide Communities Development Authority Revenue
(Episcopal Communities & Services)
5.00% 5/15/27	300,000	$350,394
5.00% 5/15/32	600,000	688,734
(John Muir Health) Series A 5.00% 8/15/46	500,000	612,770
(Kaiser Permanente) Series A 5.00% 4/1/19	1,000,000	1,111,390
(Loma Linda University Medical Center) Series A 144A 5.25% 12/1/56 #	735,000	854,291
(Rady Children’s Hospital) Series B 5.00% 8/15/28	600,000	804,372
City of La Verne
(Brethren Hillcrest Homes) 5.00% 5/15/36	750,000	831,293
San Buenaventura
(Community Memorial Health Systems) 7.50% 12/1/41	785,000	977,168

		18,632,816

Housing Revenue Bonds – 4.13%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects)
Series A 5.50% 8/15/47	750,000	864,255
Series A 6.40% 8/15/45	960,000	1,097,635
Independent Cities Finance Authority Mobile Home Park Revenue
(Pillar Ridge) Series A 5.25% 5/15/44	1,000,000	1,147,790
Santa Clara County Multifamily Housing Authority Revenue (Rivertown Apartments Project) Series A 5.85% 8/1/31 (AMT)	1,000,000	1,001,450

		4,111,130

Lease Revenue Bonds – 17.04%
Abag Finance Authority for Nonprofit Corporations
(Jackson Laboratory) 5.00% 7/1/37	1,000,000	1,150,700
California Infrastructure & Economic Development Bank
(Academy Motion Picture Art & Sciences Obligated Group) 5.00% 11/1/41	1,000,000	1,202,310
(Infrastructure State Revolving Fund) Series A 5.00% 10/1/29	1,000,000	1,277,860
California Municipal Finance Authority
(Goodwill Industry of Sacramento Valley & Northern Nevada Project) 5.00% 1/1/35	635,000	660,406
California State Public Works Board Lease Revenue
Series F 5.00% 5/1/28	1,280,000	1,608,077
(California State Prisons Los Angeles) Series C 5.00% 10/1/26	1,000,000	1,183,990

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
California State Public Works Board Lease Revenue
(General Services Buildings 8 & 9) Series A 6.25% 4/1/34	1,000,000	$1,139,830
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project) 5.625% 11/1/33	1,000,000	1,078,990
Golden State Tobacco Securitization Settlement Revenue
(Enhanced Asset-Backed) Series A 5.00% 6/1/29	1,000,000	1,214,500
Sacramento Financing Authority
(Master Lease Program Facilities) 5.00% 12/1/23 (BAM)	745,000	932,084
San Diego
(Sanford Burnham Prebys Medical Discovery Institute)
Series A 5.00% 11/1/28	500,000	630,535
Series A 5.00% 11/1/30	475,000	592,221
San Diego Public Facilities Financing Authority Lease Revenue
(Ballpark) 5.00% 10/15/31	650,000	809,393
(Master Project) Series A 5.25% 3/1/40	1,000,000	1,144,910
San Jose Financing Authority Lease Revenue
(Civic Center Project) Series A 5.00% 6/1/33	1,000,000	1,203,920
San Mateo Joint Powers Financing Authority Lease Revenue
(Capital Projects) Series A 5.25% 7/15/26	1,000,000	1,130,500

		16,960,226

Local General Obligation Bonds – 3.23%
Anaheim School District Capital Appreciation Election 2002
4.58% 8/1/25 (NATL-RE) ^	1,000,000	806,250
San Francisco Bay Area Rapid Transit District Election 2004
Series D 5.00% 8/1/28	1,000,000	1,285,790
West Contra Costa Unified School District 2012 Election Series C 4.00% 8/1/41	1,000,000	1,120,060

		3,212,100

Pre-Refunded Bonds – 12.09%
Bay Area Toll Authority Bridge Revenue
(San Francisco Bay Area) Series F-1 5.25% 4/1/27-19 §	800,000	895,544
Bonita Unified School District Election 2008
Series B 5.25% 8/1/28-21 §	800,000	969,928
California Statewide Communities Development Authority Revenue
(Aspire Public Schools Project) 6.00% 7/1/40-19 §	1,000,000	1,122,810
(Inland Regional Center Project) 5.375% 12/1/37-17 §	1,350,000	1,432,539

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Central Unified School District Election 2008
Series A 5.625% 8/1/33-19 (AGC) §	1,000,000	$1,144,800
Elsinore Valley Municipal Water District
Series A 5.00% 7/1/24-18 (BHAC) §	1,000,000	1,080,770
Imperial Irrigation District Electric System Revenue
Series A 5.25% 11/1/24-20 §	500,000	591,780
Series C 5.25% 11/1/31-20 §	1,175,000	1,390,683
Lancaster Redevelopment Agency
(Combined Redevelopment Project Areas) 6.875% 8/1/39-19 §	285,000	336,460
Pittsburg Unified School District Financing Authority Revenue
(Pittsburg Unified School District Bond Program) 5.50% 9/1/46-21 (AGM) §	800,000	981,792
Rancho Santa Fe Community Services District Financing Authority Revenue
(Superior Lien Bonds) Series A 5.75% 9/1/30-21 §	800,000	990,672
Santa Barbara Community College District Election 2008
Series A 5.25% 8/1/33-18 §	1,000,000	1,089,420

		12,027,198

Resource Recovery Revenue Bond – 1.15%
South Bayside Waste Management Authority Revenue
(Shoreway Environmental Center) Series A 6.00% 9/1/36	1,000,000	1,146,770

		1,146,770

Special Tax Revenue Bonds – 5.26%
California Infrastructure & Economic Development Bank
Series A 4.00% 10/1/45	1,000,000	1,134,850
Lancaster Redevelopment Agency
Unrefunded (Combined Redevelopment Project Areas) 6.875% 8/1/39	215,000	247,572
Riverside County Redevelopment Agency Tax Allocation Housing
Series A 6.00% 10/1/39	1,000,000	1,185,320
San Diego Redevelopment Agency Tax Allocation Revenue
(Naval Training Center) Series A 5.75% 9/1/40	1,000,000	1,150,810
San Francisco City & County Redevelopment Agency
(Mission Bay South Redevelopment Project) Series B 5.00% 8/1/43 (NATL-RE)	500,000	617,590
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note) Series A 5.00% 10/1/29	325,000	325,475

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Yucaipa Special Tax Community Facilities District No. 98-1
(Chapman Heights) 5.375% 9/1/30	500,000	$573,245

		5,234,862

State General Obligation Bonds – 5.31%
California
5.25% 11/1/40	1,000,000	1,167,210
(Various Purposes)
5.25% 3/1/30	1,000,000	1,145,080
5.25% 4/1/35	1,000,000	1,207,260
6.00% 3/1/33	1,000,000	1,178,740
6.00% 4/1/38	515,000	583,727

		5,282,017

Transportation Revenue Bonds – 6.81%
Alameda Corridor Transportation Authority
(2nd Subordinate Lien) Series B 5.00% 10/1/37	500,000	608,800
Long Beach Marina Revenue
(Alamitos Bay Marina Project) 5.00% 5/15/45	500,000	578,170
Los Angeles Department of Airports Senior
(Los Angeles International Airport) Series D 5.00% 5/15/36 (AMT)	1,000,000	1,200,520
Los Angeles Department of Airports Subordinate
(Los Angeles International Airport) Series B 5.00% 5/15/33	1,000,000	1,138,840
Riverside County Transportation Commission Senior Lien
Series A 5.75% 6/1/44	500,000	596,565
San Diego Redevelopment Agency
(Centre City Redevelopment Project) Series A 6.40% 9/1/25	870,000	874,263
San Francisco Municipal Transportation Agency Revenue
Series B 5.00% 3/1/37	1,500,000	1,779,540

		6,776,698

Water & Sewer Revenue Bonds – 3.42%
California State Department of Water Resources Unrefunded (Central Valley Project) Series AG 5.00% 12/1/28	75,000	85,355
San Diego Public Facilities Financing Authority Water Revenue
Subordinate Series A 5.00% 8/1/29	1,000,000	1,205,300
San Francisco City & County Public Utilities Commission Water Revenue
Series B 5.00% 11/1/26	800,000	906,144

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
San Francisco City & County Public Utilities Commission Water Revenue
(Water & Sewer Improvement) Subordinate Series A 5.00% 11/1/32	1,015,000	$1,209,708

		3,406,507

Total Municipal Bonds (cost $87,911,472)		98,681,884

Total Value of Securities – 99.16% (cost $87,911,472)		$98,681,884

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $5,575,347, which represents 5.60% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until Aug. 1, 2023 at which time the stated interest rate becomes effective.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

BHAC – Insured by Berkshire Hathaway Assurance Company

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Colorado Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 98.20%

Corporate Revenue Bond – 2.15%
Public Authority Energy Natural Gas Revenue
Series 2008 6.50% 11/15/38	3,000,000	$4,546,020

		4,546,020

Education Revenue Bonds – 11.55%
Colorado Educational & Cultural Facilities Authority Revenue
144A 5.00% 7/1/36 #	500,000	532,660
5.00% 11/1/44	890,000	945,064
144A 5.25% 7/1/46 #	1,350,000	1,442,583
(Academy Charter School Project)
5.50% 5/1/36 (SGI)	2,280,000	2,288,162
7.45% 8/1/48	1,000,000	1,214,110
(Atlas Preparatory Charter School) 144A 5.25% 4/1/45 #	1,300,000	1,339,780
(Charter School Project) 5.00% 7/15/37	1,150,000	1,310,126
(Johnson & Wales University) Series A 5.25% 4/1/37	1,790,000	2,110,857
(Liberty Common Charter School Project) Series A 5.00% 1/15/39	1,000,000	1,142,730
(Littleton Preparatory Charter School Project)
5.00% 12/1/33	450,000	473,369
5.00% 12/1/42	540,000	561,087
(Loveland Classical Schools Project)
5.00% 7/1/36	625,000	656,675
5.00% 7/1/46	500,000	520,970
(Pinnacle Charter School Project) 5.00% 6/1/26	700,000	820,624
(Skyview Charter School)
144A 5.375% 7/1/44 #	860,000	945,785
144A 5.50% 7/1/49 #	870,000	958,531
(University Lab Charter School) 144A 5.00% 12/15/45 #	500,000	534,045
(Woodrow Wilson Charter School Project)
5.25% 12/1/34 (SGI)	1,960,000	1,966,311
University of Colorado
Series A 5.00% 6/1/33	2,000,000	2,427,680
Series B-1 4.00% 6/1/38	1,970,000	2,227,874

		24,419,023

Electric Revenue Bonds – 1.30%
Colorado Springs Utilities System Revenue
Series A 5.00% 11/15/40	1,500,000	1,830,046
Series A 5.00% 11/15/45	750,000	911,557

		2,741,603

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds – 29.09%
Colorado Health Facilities Authority Revenue
(Adventist Health System / Sunbelt) Series A 4.00% 11/15/46	2,000,000	$2,197,320
(American Baptist)
7.625% 8/1/33	150,000	179,327
8.00% 8/1/43	1,000,000	1,211,910
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	1,540,000	1,666,819
Series A 5.00% 2/1/41	2,250,000	2,496,217
Series A 5.25% 2/1/33	1,000,000	1,125,210
Series A 5.25% 1/1/45	3,000,000	3,445,320
Series D 6.25% 10/1/33	2,000,000	2,215,720
(Christian Living Community Project)
5.25% 1/1/37	1,500,000	1,581,060
6.375% 1/1/41	1,000,000	1,101,790
Series A 5.75% 1/1/37	1,500,000	1,509,855
(Covenant Retirement Communities)
Series A 5.00% 12/1/33	4,000,000	4,502,401
Series A 5.00% 12/1/35	1,000,000	1,157,450
(Craig Hospital Project) 5.00% 12/1/32	3,500,000	4,061,470
(Evangelical Lutheran)
5.00% 6/1/35	2,000,000	2,004,960
5.00% 12/1/42	2,500,000	2,778,200
5.00% 6/1/45	2,750,000	3,146,495
5.625% 6/1/43	1,150,000	1,378,609
(Mental Health Center Denver Project)
Series A 5.75% 2/1/44	2,000,000	2,365,420
(National Jewish Health Project) 5.00% 1/1/27	300,000	323,448
(NCMC Project) 4.00% 5/15/32	2,000,000	2,245,140
(SCL Health Systems) Series A 5.00% 1/1/44	3,050,000	3,571,275
(Sisters of Charity of Leavenworth Health System)
Series A 5.00% 1/1/40	1,155,000	1,285,538
Series B 5.25% 1/1/25	2,500,000	2,834,225
(Sunny Vista Living Center)
Series A 144A 6.25% 12/1/50 #	935,000	1,014,858
(Vail Valley Medical Center Project) 5.00% 1/15/35	1,000,000	1,215,620
(Valley View Hospital Association) 5.50% 5/15/28	1,000,000	1,073,470
Denver Health & Hospital Authority Health Care Revenue
(Recovery Zone Facilities) 5.625% 12/1/40	2,500,000	2,807,125

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	2,120,000	$2,186,462
University of Colorado Hospital Authority Revenue
Series A 6.00% 11/15/29	2,460,000	2,819,824

		61,502,538

Housing Revenue Bonds – 0.25%
Colorado Housing & Finance Authority
(Single Family Program Class 1)
Series AA 4.50% 5/1/23 (GNMA)	245,000	253,751
Series AA 4.50% 11/1/23 (GNMA)	255,000	285,758

		539,509

Lease Revenue Bonds – 3.19%
Aurora Certificates of Participation
Series A 5.00% 12/1/30	2,370,000	2,659,732
Colorado Building Excellent Schools Today Certificates of Participation
Series G 5.00% 3/15/32	2,000,000	2,314,780
Regional Transportation District Certificates of Participation
Series A 5.00% 6/1/33	1,500,000	1,763,100

		6,737,612

Local General Obligation Bonds – 12.61%
Adams & Weld Counties School District No. 27J Brighton
4.00% 12/1/30	300,000	346,050
4.00% 12/1/31	1,000,000	1,147,180
Arapahoe County School District No. 1 Englewood
4.00% 12/1/30	1,500,000	1,728,885
Beacon Point Metropolitan District
5.00% 12/1/30 (AGM)	1,130,000	1,370,374
Central Colorado Water Conservancy District
(Limited Tax) 5.00% 12/1/33	1,000,000	1,182,250
Commerce City Northern Infrastructure General Improvement District
5.00% 12/1/32 (AGM)	2,125,000	2,546,855
Denver City & County
Series A 5.00% 8/1/26	500,000	649,855
Series A 5.00% 8/1/27	600,000	775,494
(Better Denver & Zoo) Series A 5.00% 8/1/25	3,215,000	3,585,784
Denver International Business Center Metropolitan District No. 1
5.00% 12/1/30	350,000	373,527

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Douglas County School District No. 1
(Douglas & Elbert Counties) 5.00% 12/15/22	1,175,000	$1,410,823
Eagle River Water & Sanitation District
4.50% 12/1/36	250,000	294,213
5.00% 12/1/45	1,000,000	1,229,860
Eaton Area Park & Recreation District
5.25% 12/1/34	360,000	385,081
5.50% 12/1/38	455,000	493,989
Garfield Pitkin & Eagle Counties School District No. RE-1 Roaring Fork
Series 1 4.00% 12/15/31	1,300,000	1,508,611
Jefferson County School District No. R-1
5.25% 12/15/24	1,250,000	1,622,500
Leyden Rock Metropolitan District No 10
Series A 5.00% 12/1/45	1,000,000	1,030,960
North Range Metropolitan District No. 2 5.50% 12/15/37 @	1,200,000	1,217,028
Rangely Hospital District
6.00% 11/1/26	2,250,000	2,695,523
Sierra Ridge Metropolitan District No. 2
Series A 5.50% 12/1/46	1,000,000	1,060,800

		26,655,642

Pre-Refunded Bonds – 12.67%
Adams & Arapahoe Counties Joint School District No. 28J
(Aurora) 6.00% 12/1/28-18 §	2,500,000	2,801,025
Aurora Hospital Revenue
(Children’s Hospital Association Project) Series D
5.00% 12/1/23-18 (AGM) §	2,775,000	2,986,289
Colorado Health Facilities Authority Revenue
(Adventist Health/Sunbelt)
5.125% 11/15/24-16 §●	1,375,000	1,388,365
5.125% 11/15/24-16 §	75,000	75,729
(Total Long-Term Care)
Series A 6.00% 11/15/30-20 §	2,365,000	2,850,771
Series A 6.25% 11/15/40-20 §	750,000	911,753
Colorado Springs Utilities System Improvement Revenue
Series C 5.50% 11/15/48-18 §	3,250,000	3,597,424
Garfield County School District No. 2
5.00% 12/1/25-16 (AGM) §	2,280,000	2,305,878
Grand County School District No. 2
(East Grand) 5.25% 12/1/25-17 (AGM) §	1,000,000	1,059,060

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Gunnison Watershed School District No. 1J Series 2009
5.25% 12/1/33-18 §	1,400,000	$1,544,816
North Range Metropolitan
District No. 1 4.50% 12/15/31-16 (ACA) §	1,500,000	1,517,250
Platte River Power Authority Revenue
Series HH 5.00% 6/1/27-19 §	2,795,000	3,124,195
Series HH 5.00% 6/1/29-19 §	2,355,000	2,632,372

		26,794,927

Special Tax Revenue Bonds – 14.34%
Central Platte Valley Metropolitan District
5.00% 12/1/43	725,000	783,370
Commerce City
5.00% 8/1/44 (AGM)	1,500,000	1,790,370
Denver Convention Center Hotel Authority Revenue
5.00% 12/1/35 (SGI)	3,665,000	3,681,309
Denver International Business Center Metropolitan District No. 1
5.375% 12/1/35	1,750,000	1,881,303
Denver Urban Renewal Authority
(Stapleton) Senior Subordinated Series B 5.00% 12/1/25	1,250,000	1,598,887
Fountain Urban Renewal Authority Tax Increment Revenue
(Academy Highlands Project) Series A 5.50% 11/1/44	2,595,000	2,864,387
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	1,250,000	1,378,350
Series A 5.25% 1/1/36	1,675,000	1,868,144
Park Meadows Business Improvement District Shared Sales Tax Revenue
5.30% 12/1/27	950,000	983,449
5.35% 12/1/31	720,000	744,696
Plaza Metropolitan District No. 1
144A 5.00% 12/1/40 #	1,265,000	1,354,575
Regional Transportation District
Certificates of Participation
Series A 5.375% 6/1/31	1,540,000	1,762,391
Regional Transportation District Sales Revenue
(Denver Transit Partners)
6.00% 1/15/34	1,450,000	1,680,014
6.00% 1/15/41	2,400,000	2,775,816
Sterling Ranch Community Authority Board
Series A 5.75% 12/1/45	975,000	1,007,097

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Tallyns Reach Metropolitan District No. 3
(Limited Tax Convertible) 5.125% 11/1/38	740,000	$808,361
Thornton Development Authority
(East 144th Avenue & I-25 Project)
Series B 4.00% 12/1/37	650,000	701,610
Series B 5.00% 12/1/35	485,000	578,052
Series B 5.00% 12/1/36	810,000	962,078
Virgin Islands Public Finance Authority
(Matching Fund Loan Senior Lien)
5.00% 10/1/29 (AGM)	1,000,000	1,114,560

		30,318,819

Transportation Revenue Bonds – 10.51%
Colorado High Performance Transportation Enterprise Revenue
(Senior U.S. 36 & I-25 Managed Lanes)
5.75% 1/1/44 (AMT)	2,140,000	2,346,317
Denver City & County Airport System Revenue
Series A 5.00% 11/15/25 (NATL-RE)	2,000,000	2,018,340
Series A 5.25% 11/15/36	2,500,000	2,848,050
Series B 5.00% 11/15/30	1,000,000	1,207,870
Series B 5.00% 11/15/32	1,000,000	1,201,300
Series B 5.00% 11/15/37	8,000,000	9,563,360
E-470 Public Highway Authority
Series C 5.25% 9/1/25	690,000	780,618
Series C 5.375% 9/1/26	2,000,000	2,265,520

		22,231,375

Water & Sewer Revenue Bonds – 0.54%
Eagle River Water & Sanitation District Enterprise Revenue
5.00% 12/1/29 (AGC)	250,000	280,905
Town of Castle Rock Water & Sewer Revenue
Series 2016 4.00% 12/1/34	750,000	866,558

		1,147,463

Total Municipal Bonds (cost $187,819,369)		207,634,531

	Number of shares	Value (U.S. $)

Short-Term Investments – 0.79%

Money Market Mutual Fund – 0.03%
Dreyfus Tax Exempt Cash Management	74,310	$74,310

		74,310

	Principal amount°
Variable Rate Demand Notes – 0.76%¤
Colorado Educational & Cultural Facilities Authority
(National Jewish Federation Bond Program)
0.57% 6/1/37 (LOC-U.S. Bancorp N.A.)	400,000	400,000
0.57% 12/1/37 (LOC-JPMorgan Chase Bank N.A.)	1,200,000	1,200,000

		1,600,000

Total Short-Term Investments (cost $1,674,310)		1,674,310

Total Value of Securities – 98.99% (cost $189,493,679)		$209,308,841

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $8,122,817, which represents 3.84% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

@	Illiquid security. At Aug. 31, 2016, the aggregate value of illiquid securities was $1,217,028, which represents 0.58% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2016.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2016. Interest rates reset periodically.

Schedules of investments

Delaware Tax-Free Colorado Fund

Summary of abbreviations:

ACA – Insured by American Capital Access

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

GNMA – Government National Mortgage Association collateral

LOC – Letter of Credit

N.A. – National Association

NATL-RE – Insured by National Public Finance Guarantee Corporation

SGI – Insured by Syncora Guarantee Inc.

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Idaho Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.19%

Corporate Revenue Bonds – 3.16%
Nez Perce Country, Pollution Control Revenue
(Potlatch Project) 2.75% 10/1/24	1,500,000	$1,517,490
Power County Industrial Development Revenue
(FMC Project) 6.45% 8/1/32 (AMT)	2,000,000	2,004,880

		3,522,370

Education Revenue Bonds – 13.46%
Boise State University Revenue
(General Project)
Series A 4.00% 4/1/37	1,250,000	1,353,900
Series A 4.25% 4/1/32 (NATL)	355,000	360,911
Series A 5.00% 4/1/26	965,000	1,164,389
Series A 5.00% 4/1/42	1,350,000	1,553,688
Idaho Housing & Finance Association
Series A 5.00% 6/1/50	1,275,000	1,391,879
(Idaho Arts Charter School)
Series A 5.00% 12/1/38	1,000,000	1,113,620
Series A 144A 5.00% 12/1/46 #	1,000,000	1,098,080
(North Star Charter School Capital Appreciation Bond)
Series B 144A 5.00% 7/1/49 #^	2,888,155	308,455
(North Star Charter School) Series A 6.75% 7/1/48	529,151	544,237
(Victory Charter School, Inc. Project) Series B 5.00% 7/1/39	1,000,000	1,108,910
University of Idaho
Series 2011 5.25% 4/1/41 ●	1,840,000	2,153,867
Series B 4.50% 4/1/41 (AGM) ●	1,100,000	1,157,464
Series B 5.00% 4/1/28	1,000,000	1,121,280
Series B 5.00% 4/1/32	500,000	561,430

		14,992,110

Electric Revenue Bond – 2.13%
Boise-Kuna Irrigation District Revenue
5.00% 6/1/34	2,000,000	2,368,940

		2,368,940

Healthcare Revenue Bonds – 13.70%
Idaho Health Facilities Authority Revenue
(Madison Memorial Hospital Project) 5.00% 9/1/37	2,000,000	2,317,140
(St. Luke’s Health System Project)
Series A 5.00% 3/1/47	1,500,000	1,690,995
Series A 6.50% 11/1/23	250,000	280,062
Series A 6.75% 11/1/37	1,250,000	1,397,913
(St. Luke’s Regional Medical Center Project) 5.00% 7/1/35 (AGM)	2,500,000	2,810,800

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Idaho Health Facilities Authority Revenue
(Trinity Health Center Group)
Series D 4.50% 12/1/37	1,385,000	$1,502,974
Series D 5.00% 12/1/32	2,500,000	2,945,550
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	2,245,000	2,315,381

		15,260,815

Housing Revenue Bonds – 1.89%
Idaho Housing & Finance Association Single Family Mortgage Revenue
Series A Class II 4.375% 7/1/32	995,000	1,055,645
Series C Class II 4.95% 7/1/31	995,000	1,052,063

		2,107,708

Lease Revenue Bonds – 9.43%
Boise Urban Renewal Agency
5.00% 12/15/27	850,000	1,060,333
5.00% 12/15/31	750,000	920,677
5.00% 12/15/32	750,000	916,860
Idaho Housing & Finance Association Revenue
(TDF Facilities Project-Recovery Zone)
Series A 6.50% 2/1/26	1,370,000	1,644,096
Series A 7.00% 2/1/36	1,500,000	1,805,370
Idaho State Building Authority Revenue
5.00% 9/1/40	1,250,000	1,498,550
(Capitol Mall Parking Project)
Series A 4.50% 9/1/25	455,000	540,613
Series A 4.50% 9/1/26	485,000	575,554
Series A 4.50% 9/1/27	505,000	595,390
(Eastern Idaho Technical College Project) Series B
5.00% 9/1/25	740,000	947,015

		10,504,458

Local General Obligation Bonds – 23.46%
Ada & Canyon Counties Joint School District No. 2 Meridian
4.50% 7/30/22	1,500,000	1,699,950
Bonneville Joint School District No. 93
(School Board Guaranteed)
Series A 5.00% 9/15/30	1,515,000	1,833,665
Series A 5.00% 9/15/31	870,000	1,052,430
Series C 5.00% 9/15/23	370,000	452,447

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Canyon County School District No. 131 Nampa
(School Board Guaranteed)
5.00% 9/15/24	500,000	$639,995
5.00% 9/15/25	750,000	976,613
Series B 5.00% 8/15/23	1,295,000	1,622,609
Canyon County School District No. 132 Caldwell
Series A 5.00% 9/15/22 (AGM)	1,725,000	1,834,589
Series A 5.00% 9/15/23 (AGM)	1,810,000	1,924,989
Canyon County School District No. 139 Vallivue
(School Board Guaranteed)
5.00% 9/15/33	1,000,000	1,223,240
Series B 5.00% 9/15/24	1,480,000	1,810,455
Idaho Bond Bank Authority Revenue
Series A 5.00% 9/15/33	1,125,000	1,334,576
Series B 5.00% 9/15/30 (NATL)	725,000	727,603
Kootenai County School District No. 271 Coeur D’Alene
(School Board Guaranteed)
Series B 4.00% 9/15/24	540,000	623,814
Series B 4.00% 9/15/25	650,000	746,505
Madison County School District No. 321 Rexburg
(School Board Guaranteed)
Series B 5.00% 8/15/24	1,500,000	1,917,075
Series B 5.00% 8/15/25	1,080,000	1,403,946
Series B 5.00% 8/15/26	710,000	937,498
Twin Falls County School District No. 411
(School Board Guaranteed) Series A 4.75% 9/15/37	1,000,000	1,191,810
Twin Falls County School District No. 413 Filer
(School Board Guaranteed) 5.25% 9/15/25	2,000,000	2,175,320

		26,129,129

Pre-Refunded Bonds – 9.27%
Boise State University Revenue
(General Project)
Series A 4.25% 4/1/32-17 (NATL) §	395,000	403,651
Series A 5.00% 4/1/39-19 §	1,000,000	1,110,440
Boise-Kuna Irrigation District Revenue
(Arrowrock Hydroelectric Project) 6.30% 6/1/31-18 §	1,000,000	1,098,420
Idaho Bond Bank Authority Revenue
(State Intercept)
Series A 5.00% 9/15/28-19 §	1,250,000	1,386,125
Series A 5.25% 9/15/26-19 §	2,000,000	2,230,360
Series C 5.375% 9/15/38-18 §	1,000,000	1,096,850

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Idaho Health Facilities Authority Revenue
(Trinity Health Center Group) Series B 6.125% 12/1/28-18 §	1,210,000	$1,357,039
Idaho Housing & Finance Association Grant Anticipated Revenue
(Federal Highway Trust) Series A 5.25% 7/15/25-18 (AGC) §	1,500,000	1,629,480
Puerto Rico Sales Tax Financing Revenue First Subordinate
Series A 5.50% 8/1/28-19 §	15,000	17,050

		10,329,415

Special Tax Revenue Bonds – 16.14%
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	600,961
Series A 5.25% 1/1/36	705,000	786,293
Series B-1 5.00% 1/1/42	1,425,000	1,559,292
Idaho Housing & Finance Association Grant Anticipated Revenue
(Federal Highway Trust) Series A 5.25% 7/15/20 (AGC)	2,750,000	2,970,165
Idaho Water Resource Board
(Ground Water Rights Mitigation) Series A 5.00% 9/1/32	3,565,000	4,058,717
Ketchum Urban Renewal Agency Tax Increment Revenue
5.50% 10/15/34	1,500,000	1,614,765
Nampa Development Tax Increment Revenue
144A 5.00% 9/1/31 #	1,000,000	1,128,080
5.90% 3/1/30	3,000,000	3,256,020
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note)
5.00% 10/1/29 (AGM)	1,500,000	1,671,840
Series A 5.00% 10/1/29	325,000	325,474

		17,971,607

Transportation Revenue Bonds – 4.20%
Boise City Airport Revenue
(Air Terminal Facilities Project)
5.75% 9/1/19 (AGM) (AMT)	1,000,000	1,138,860
5.75% 9/1/20 (AGM) (AMT)	1,000,000	1,178,460
(Parking Facilities Project) 4.00% 9/1/32	2,180,000	2,359,458

		4,676,778

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bond – 0.35%
Guam Government Waterworks Authority
5.00% 1/1/46	335,000	$392,921

		392,921

Total Municipal Bonds (cost $99,988,996)		108,256,251

	Number of shares

Short-Term Investment – 1.52%

Money Market Mutual Fund – 1.52%
Dreyfus Tax Exempt Cash Management Fund	1,697,908	1,697,908

Total Short-Term Investment (cost $1,697,908)		1,697,908

Total Value of Securities – 98.71% (cost $101,686,904)		$109,954,159

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $2,534,615, which represents 2.28% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2016. Interest rates reset periodically.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

NATL – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free New York Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.55%

Corporate Revenue Bonds – 6.21%
Build NYC Resource
(Pratt Paper Income Project) 144A 5.00% 1/1/35 (AMT) #	750,000	$865,223
New York Liberty Development Revenue
(Second Priority - Bank of America Tower)
Class 2 5.625% 7/15/47	500,000	573,795
Class 3 6.375% 7/15/49	865,000	981,879
New York State Transportation Development Special Facilities Revenue
(American Airlines, John F. Kennedy International Airport Project) 5.00% 8/1/31 (AMT)	120,000	132,218
Niagara Area Development Revenue
(Covanta Energy Project) Series B 144A 4.00% 11/1/24 #	1,060,000	1,076,048
Suffolk Tobacco Asset Securitization
Series B 5.25% 6/1/37	700,000	794,052
TSASC Revenue
(Asset-Backed)
Series 1 5.00% 6/1/34	500,000	500,515
Series 1 5.125% 6/1/42	1,050,000	1,048,278

		5,972,008

Education Revenue Bonds – 22.28%
Albany Industrial Development Agency Civic Facilities Revenue
(Brighter Choice Charter School) Series A
5.00% 4/1/37	250,000	226,970
Buffalo & Erie County Industrial Land Development
(Buffalo State College Foundation Housing)
6.00% 10/1/31	525,000	631,066
Build NYC Resource
5.50% 11/1/44	1,100,000	1,224,905
(Bronx Charter School for Excellence)
5.00% 4/1/33	500,000	537,060
5.50% 4/1/43	500,000	547,260
(Packer Collegiate Institution) 5.00% 6/1/40	750,000	886,170
Dutchess County Local Development
(Marist College Project) Series A 5.00% 7/1/19	760,000	847,879

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Madison County Capital Resource Revenue
(Colgate University Project) Series A 5.00% 7/1/28	400,000	$455,164
Monroe County Industrial Development Revenue
(Nazareth College Rochester Project)
5.00% 10/1/22	340,000	401,724
5.00% 10/1/23	470,000	565,607
5.25% 10/1/31	500,000	576,335
5.50% 10/1/41	500,000	574,005
(St. John Fisher College) Series A 5.50% 6/1/39	300,000	358,605
New York City Trust for Cultural Resources
(Alvin Ailey Dance Foundation) Series A 4.00% 7/1/46	1,000,000	1,107,030
(Whitney Museum of American Art) 5.00% 7/1/31	500,000	576,325
New York State Dormitory Authority
(Barnard College) Series A 5.00% 7/1/35	400,000	485,164
(Brooklyn Law School) 5.75% 7/1/33	340,000	377,978
(Cornell University) Series A 5.00% 7/1/34	170,000	190,191
(Fordham University) 5.00% 7/1/44	650,000	771,537
(Manhattan Marymount) 5.00% 7/1/24	350,000	384,107
(Mt. Sinai School of Medicine) Series A 5.00% 7/1/19	500,000	557,065
(New York University) Series A 5.25% 7/1/34	500,000	561,085
(Pratt Institute) Series A 5.00% 7/1/34	1,000,000	1,198,840
(Rockefeller University) Series A 5.00% 7/1/27	250,000	279,543
(Skidmore College) Series A 5.00% 7/1/21	325,000	384,836
(Teachers College) 5.50% 3/1/39	250,000	276,957
(Touro College & University) Series A 5.50% 1/1/44	1,000,000	1,145,270
(University of Rochester)
Series A 5.125% 7/1/39	250,000	278,997
Unrefunded Interest Appreciation Series A-2 4.375% 7/1/20	55,000	55,658
Onondaga Civic Development Revenue
(Le Moyne College Project) 5.20% 7/1/29	500,000	554,645
Onondaga County Trust for Cultural Research Revenue
(Syracuse University Project) Series B 5.00% 12/1/19	350,000	398,454
St. Lawrence County Industrial Development Agency Civic Development Revenue
(St. Lawrence University Project) Series A 4.00% 7/1/43	1,000,000	1,120,760

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Suffolk County Industrial Development Agency Civic Facility Revenue
(New York Institute of Technology Project)
5.00% 3/1/26	600,000	$601,902
Tompkins County Development
(Ithaca College) 5.00% 7/1/34	750,000	903,698
Troy Capital Resource Revenue
(Rensselaer Polytechnic) Series B 5.00% 9/1/18	165,000	178,207
Troy Industrial Development Authority
(Rensselaer Polytechnic) Series E 5.20% 4/1/37	500,000	582,015
Yonkers Economic Development Education Revenue
(Charter School Educational Excellence) Series A
6.25% 10/15/40	600,000	644,202

		21,447,216

Electric Revenue Bonds – 3.24%
Long Island Power Authority Electric System Revenue
Series A 5.00% 9/1/44	750,000	893,580
Series A 5.75% 4/1/39	350,000	388,917
New York State Power Authority Revenue
Series A 5.00% 11/15/38	500,000	592,540
Utility Debt Securitization Authority
(Restructuring Bonds) 5.00% 12/15/37	1,000,000	1,246,410

		3,121,447

Healthcare Revenue Bonds – 15.45%
Buffalo & Erie County Industrial Land Development
(Catholic Health System Obligation) 5.25% 7/1/35	250,000	302,747
Dutchess County Local Development
Series A 5.00% 7/1/34	350,000	415,856
Series A 5.00% 7/1/44	1,000,000	1,175,650
East Rochester Housing Authority Revenue
(Senior Living-Woodland Village Project) 5.50% 8/1/33	500,000	505,515
Monroe County Industrial Development
(Rochester General Hospital)
Series A 5.00% 12/1/27	330,000	387,899
Series A 5.00% 12/1/28	655,000	766,527
(University Hospital of Rochester Project)
5.50% 8/15/40 (FHA)	585,000	687,556
Nassau County Local Economic Assistance
(Catholic Health Services of Long Island)
5.00% 7/1/29	375,000	449,273
5.00% 7/1/33	725,000	851,223

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
New York City Health & Hospital Revenue
(Health System) Series A 5.00% 2/15/30	500,000	$559,790
New York State Dormitory Authority Revenue Non-State Supported Debt
(Memorial Sloan-Kettering)
Series 1 5.00% 7/1/23	600,000	723,306
Subordinate Series A2 5.00% 7/1/26	500,000	538,760
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	683,712
(New York University Hospital Center) 4.00% 7/1/40	1,250,000	1,393,487
(North Shore Long Island Jewish Group) Series A 5.00% 5/1/41	500,000	574,320
(Orange Regional Medical Center)
144A 5.00% 12/1/45 #	700,000	790,902
6.125% 12/1/29	540,000	588,249
6.25% 12/1/37	250,000	272,443
Orange County Funding Assisted Living Residence Revenue
(The Hamlet at Wallkill Project) 6.50% 1/1/46	500,000	516,945
Saratoga County
(Saratoga Hospital Project) Series A 5.00% 12/1/26	500,000	605,315
Southold Local Development Revenue
(Peconic Landing Project) 5.00% 12/1/45	750,000	848,040
Suffolk County Economic Development Revenue
(Catholic Health Services) 5.00% 7/1/28	430,000	489,245
(Peconic Landing Southhold) 6.00% 12/1/40	650,000	739,609

		14,866,369

Lease Revenue Bonds – 8.18%
Erie County Industrial Development Agency School Facility Revenue
(Buffalo City School District) Series A 5.25% 5/1/25	500,000	558,490
Hudson Yards Infrastructure Revenue
Series A 5.75% 2/15/47	1,000,000	1,179,900
New York City Industrial Development Agency
(New York Stock Exchange Project) Series A
5.00% 5/1/18	350,000	373,481
(Senior Trips)
Series A 5.00% 7/1/22 (AMT)	1,085,000	1,251,070
Series A 5.00% 7/1/28 (AMT)	1,500,000	1,675,560
New York Liberty Development
(4 World Trade Center) 5.00% 11/15/31	500,000	586,210

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
New York Liberty Development
(Class 1 - 3 World Trade Center) 144A 5.00% 11/15/44 #	500,000	$581,715
(Class 2 - 3 World Trade Center) 144A 5.375% 11/15/40 #	500,000	599,010
New York State Dormitory Authority State Supported Debt Revenue
(Consolidated Services Contract) 5.00% 7/1/17 (AGM)	500,000	517,745
United Nations Development Revenue
Series A 5.00% 7/1/26	500,000	552,840

		7,876,021

Local General Obligation Bonds – 4.75%
New York City
Fiscal 2014 Subordinate Series D-1 5.00% 8/1/31	1,000,000	1,218,110
Series B 5.00% 8/1/27	500,000	603,280
Series C-1 5.00% 10/1/19	150,000	157,032
Series G 5.00% 8/1/22	500,000	609,480
Subordinate Series A-1 5.00% 10/1/27	500,000	605,745
Subordinate Series I-1 5.375% 4/1/36	190,000	212,792
New York State Dormitory Authority Revenue Non-State Supported Debt
(School Districts Financing Program)
Series A 5.00% 10/1/23	500,000	594,645
Series A 5.00% 10/1/25 (AGM)	500,000	574,410

		4,575,494

Pre-Refunded/Escrowed to Maturity Bonds – 6.53%
Albany Industrial Development Agency Civic Facilities Revenue
(St. Peter’s Hospital Project) Series A
5.25% 11/15/32-17 §	800,000	845,288
Long Island Power Authority Electric System Revenue
Series B 5.75% 4/1/33-19 §	250,000	282,297
Metropolitan Transportation Authority Revenue
Series 2008C 6.50% 11/15/28-18 §	150,000	169,165
New York City
Subordinate Series C-1 5.00% 10/1/19-17 §	350,000	366,719
Subordinate Series I-1 5.375% 4/1/36-19 §	310,000	347,206
New York City Municipal Finance Authority Water & Sewer System Revenue
Fiscal 2009 Series A 5.75% 6/15/40-18 §	75,000	81,845
New York City Transitional Finance Authority Revenue
(Future Tax Secured) Subordinated Series B
5.00% 11/1/18-17 §	335,000	344,846

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
New York State Dormitory Authority Revenue Non-State Supported Debt
(Mt. Sinai School of Medicine) 5.125% 7/1/39-19 §	500,000	$562,035
(North Shore Long Island Jewish Group) Series A 5.50% 5/1/37-19 §	500,000	564,355
(University of Rochester) Interest Appreciation Series A-2 4.375% 7/1/20-17 §	65,000	65,821
Onondaga Civic Development Revenue
(St. Joseph’s Hospital Health Center)
4.50% 7/1/32-22 §	380,000	455,662
5.00% 7/1/42-22 §	750,000	920,543
5.125% 7/1/31-19 §	500,000	562,785
St. Lawrence County Industrial Development Agency Civic Facility Revenue
(St. Lawrence University Project) Series A 5.00% 10/1/16	500,000	501,910
Suffolk County Economic Development Revenue
(Catholic Health Services) 5.00% 7/1/28-21 §	70,000	83,599
Triborough Bridge & Tunnel Authority
Series C 5.00% 11/15/24-18 §	120,000	131,620

		6,285,696

Resource Recovery Revenue Bond – 0.17%
Jefferson County Industrial Development Agency
(Green Bond) 144A 5.25% 1/1/24 (AMT) #@	160,000	158,674

		158,674

Special Tax Revenue Bonds – 17.30%
Brooklyn Arena Local Development
(Barclays Center Project)
6.25% 7/15/40	500,000	591,420
6.375% 7/15/43	500,000	593,495
6.50% 7/15/30	500,000	595,575
Build NYC Resource
(YMCA of Greater New York Project) 5.00% 8/1/40	450,000	529,573
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	240,000	267,674
Metropolitan Transportation Authority Revenue
(Dedicated Tax Fund) Series B 5.00% 11/15/34	500,000	566,005
New York City Transitional Finance Authority Revenue
(Building Aid)
Fiscal 2015 Series S-1 5.00% 7/15/43	1,000,000	1,206,220
Subordinate Series S-1A 5.25% 7/15/37	1,000,000	1,181,140

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
New York City Transitional Finance Authority Revenue
(Future Tax Secured)
Fiscal 2011 Series D 5.00% 2/1/26	250,000	$292,270
Fiscal 2011 Series D 5.25% 2/1/29	500,000	588,260
Fiscal 2011 Subordinate Series C 5.25% 11/1/25	500,000	588,365
Fiscal 2014 Subordinate Series A-1 5.00% 11/1/42	750,000	908,430
Fiscal 2014 Subordinate Series B1 5.00% 11/1/40	750,000	916,927
Fiscal 2015 Subordinate Series E-1 5.00% 2/1/41	1,000,000	1,212,330
Fiscal 2017 Subordinate Series A-1 4.00% 5/1/42	1,000,000	1,126,250
Unrefunded Subordinate Series B 5.00% 11/1/18	165,000	169,983
New York Convention Center Development Revenue
(Hotel Unit Fee Secured) 5.00% 11/15/35	1,000,000	1,225,610
New York Environmental Facilities
Series A 5.25% 12/15/19	350,000	401,839
New York State Dormitory Authority General Purpose
Series C 5.00% 3/15/34	500,000	585,520
Series E 5.00% 3/15/32	1,000,000	1,252,570
New York State Urban Development Revenue
(Personal Income Tax) Series A 4.00% 3/15/36	1,000,000	1,132,950
Sales Tax Asset Receivable
Fiscal 2015 Series A 5.00% 10/15/22	500,000	617,390
Virgin Islands Public Finance Authority Revenue
(Matching Fund Loan Note - Senior Lien) Series A
5.00% 10/1/29	100,000	100,146

		16,649,942

State General Obligation Bonds – 0.70%
New York City
Series E 5.00% 8/1/28	125,000	143,654
New York State
Series A 5.00% 3/1/38	500,000	532,225

		675,879

Transportation Revenue Bonds – 11.06%
Metropolitan Transportation Authority Revenue
Series C 5.00% 11/15/32	500,000	603,280
Series C 6.50% 11/15/28	50,000	56,328
Series D 5.00% 11/15/32	500,000	603,280
Series D 5.25% 11/15/27	500,000	587,745
New York City Transitional Finance Authority Revenue
(Future Tax Secured)
Fiscal 2016 Subordinate Series A-1 5.00% 8/1/33	670,000	834,632
Fiscal 2016 Subordinate Series A-1 5.00% 8/1/34	1,500,000	1,858,905

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
New York State Thruway Authority General Revenue
Series H 5.00% 1/1/30 (NATL)	750,000	$793,343
Series I 5.00% 1/1/32	700,000	825,503
New York State Thruway Authority General Revenue Junior Indebtedness Obligation
(Junior Lien) Series A 5.25% 1/1/56	1,000,000	1,238,790
New York State Transportation Development Special Facilities Revenue
(LaGuardia Airport Terminal B Redevelopment Project)
Series A 5.25% 1/1/50 (AMT)	500,000	586,760
Port Authority of New York & New Jersey
(Consolidated Series 186) 5.00% 10/15/22 (AMT)	750,000	909,818
(Consolidated-One Hundred Fifty-Third) 5.00% 7/15/35	250,000	269,917
(JFK International Air Terminal)
6.00% 12/1/42	700,000	822,885
6.50% 12/1/28	550,000	566,489
Triborough Bridge & Tunnel Authority Unrefunded Series C 5.00% 11/15/24	80,000	87,430

		10,645,105

Water & Sewer Revenue Bonds – 1.68%
New York City Municipal Water Finance Authority Water & Sewer System Revenue
Fiscal 2009 Series A 5.75% 6/15/40	125,000	136,481
(Second General Resolution)
Fiscal 2009 Series FF-2 5.50% 6/15/40	250,000	282,110
Fiscal 2012 Series BB 5.25% 6/15/44	500,000	600,105
New York State Environmental Facilities Revenue
(Clean Water & Drinking Water Revolving Funds) 5.00% 6/15/30	500,000	593,360

		1,612,056

Total Municipal Bonds (cost $85,466,376)		93,885,907

Short-Term Investment – 1.45%

Variable Rate Demand Notes – 1.45%¤
City of New York Fiscal 2015 Series F 0.59% 6/1/44 (SPA - JPMorgan Chase Bank N.A.)	1,000,000	1,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue (Second General Resolution) Fiscal 2008 Series BB-5 0.56% 6/15/33 (SPA - Bank of America N.A.)	400,000	400,000

Total Short-Term Investment (cost $1,400,000)		1,400,000

Schedules of investments

Delaware Tax-Free New York Fund

Total Value of Securities – 99.00% (cost $86,866,376)	$95,285,907

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $4,071,572, which represents 4.23% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

@	Illiquid security. At Aug. 31, 2016, the aggregate value of illiquid securities was $158,674, which represents 0.16% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2016.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FHA – Federal Housing Administration

N.A. – National Association

NATL – Insured by National Public Finance Guarantee Corporation

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Pennsylvania Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 99.69%

Corporate Revenue Bonds – 4.84%
Dauphin County Industrial Development Authority Water Revenue
(Dauphin Consolidated Water Supply Project) Series B 6.70% 6/1/17	1,750,000	$1,817,550
Pennsylvania Economic Development Financing Authority
(National Gypsum) 5.50% 11/1/44 (AMT)	4,000,000	4,509,280
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Proctor & Gamble Paper Project) 5.375% 3/1/31 (AMT)	11,000,000	14,747,040
Pennsylvania Economic Development Financing Authority Water Facility Revenue
(Pennsylvania-American Water Project) 6.20% 4/1/39	2,850,000	3,208,074

		24,281,944

Education Revenue Bonds – 20.94%
Allegheny County Higher Education Building Authority Revenue
(Carlow University Project)
6.75% 11/1/31	750,000	868,665
7.00% 11/1/40	1,000,000	1,167,650
(Carnegie Mellon University)
5.00% 3/1/28	3,000,000	3,653,520
Series A 5.00% 3/1/24	1,000,000	1,195,800
(Chatham University) Series A 5.00% 9/1/30	1,500,000	1,737,915
(Robert Morris University)
Series A 5.50% 10/15/30	1,275,000	1,446,462
Series A 5.75% 10/15/40	2,200,000	2,509,232
Bucks County Industrial Development Authority Revenue
(George School Project) 5.00% 9/15/36	4,455,000	5,174,126
Chester County Industrial Development Authority Revenue
(Renaissance Academy Charter School)
5.00% 10/1/34	1,000,000	1,111,910
5.00% 10/1/39	1,250,000	1,378,738
5.00% 10/1/44	1,000,000	1,097,090
Chester County Industrial Development Authority Student Housing Revenue
(West Chester University Project)
Series A 5.00% 8/1/30	1,100,000	1,234,222
Series A 5.00% 8/1/45	1,250,000	1,370,637
East Hempfield Township Industrial Development Authority
(Student Services Income - Student Housing Project)
5.00% 7/1/39	875,000	973,490
5.00% 7/1/45	2,500,000	2,754,700
5.00% 7/1/46	1,425,000	1,578,145

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
East Hempfield Township Industrial Development Authority
(Student Services Income - Student Housing Project)
5.00% 7/1/47	1,000,000	$1,118,200
Lehigh County General Purpose Authority Revenue
(Muhlenberg College Project)
5.00% 2/1/29	740,000	796,210
5.25% 2/1/34	1,000,000	1,076,530
5.25% 2/1/39	2,750,000	2,952,345
Montgomery County Higher Education & Health Authority Revenue
(Arcadia University)
4.25% 4/1/35	1,080,000	1,155,287
5.625% 4/1/40	2,375,000	2,584,404
5.75% 4/1/40	2,000,000	2,303,100
Northampton County General Purpose Authority Revenue
(Higher Education-Lehigh University) 5.00% 11/15/39	4,000,000	4,403,040
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Drexel University)
4.00% 5/1/36	3,105,000	3,435,186
5.00% 5/1/35	1,000,000	1,214,430
(Edinboro University Foundation Student Housing Project)
6.00% 7/1/42	1,400,000	1,471,232
6.00% 7/1/43	1,000,000	1,103,130
(Indiana University - Student Housing Project)
Series A 5.00% 7/1/27	1,740,000	2,021,880
Series A 5.00% 7/1/41	1,500,000	1,706,685
(Philadelphia University) 5.00% 6/1/32	2,000,000	2,288,660
(Shippensburg University)
5.00% 10/1/44	1,500,000	1,642,215
6.25% 10/1/43	2,000,000	2,307,820
(St. Francis University) Series JJ2 6.25% 11/1/41	2,355,000	2,711,924
(Thomas Jefferson University) Series A 5.00% 9/1/45	7,000,000	8,267,980
(University of the Sciences)
5.00% 11/1/36	1,500,000	1,775,775
5.00% 11/1/42	1,000,000	1,165,630
Pennsylvania State University
Series A 5.00% 9/1/41	1,500,000	1,858,455
Philadelphia Authority for Industrial Development Revenue
(First Philadelphia Preparatory Charter School Project)
Series A 7.25% 6/15/43	2,500,000	3,025,900

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Philadelphia Authority for Industrial Development Revenue
(Green Woods Charter School Project)
Series A 5.50% 6/15/22	1,035,000	$1,127,839
Series A 5.75% 6/15/42	2,500,000	2,702,450
(International Apartments Temple University)
Series A 5.375% 6/15/30	1,500,000	1,621,290
Series A 5.625% 6/15/42	3,000,000	3,268,680
(Mast Charter School) 6.00% 8/1/35	1,610,000	1,799,175
(New Foundation Charter School Project)
6.625% 12/15/41	1,000,000	1,144,080
(Performing Arts Charter School Project) 144A
6.75% 6/15/43 #	2,550,000	2,734,110
(Tacony Academy Charter School Project)
6.75% 6/15/33	1,020,000	1,184,914
7.00% 6/15/43	1,535,000	1,802,305
(Temple University Second Series) 5.00% 4/1/36	1,145,000	1,371,721
State Public School Building Authority
(Montgomery County Community College)
5.00% 5/1/28	2,000,000	2,449,060
University of Pittsburgh Commonwealth System of Higher Education
(University Capital Project) Series B 5.25% 9/15/25	2,000,000	2,265,040

		105,108,984

Electric Revenue Bonds – 0.39%
Philadelphia Gas Works Revenue Fourteenth Series
(1998 General Ordinance)
4.00% 10/1/35	500,000	556,100
4.00% 10/1/36	750,000	832,058
4.00% 10/1/37	500,000	553,775

		1,941,933

Healthcare Revenue Bonds – 24.43%
Allegheny County Hospital Development Authority Revenue
(University of Pittsburgh Medical Center) Series A 5.50% 8/15/34	3,980,000	4,484,146
Berks County Municipal Authority Revenue
(Reading Hospital & Medical Center Project) Series A-3 5.50% 11/1/31	10,000,000	11,348,200
Butler County Hospital Authority Revenue
(Butler Health System Project) Series A 5.00% 7/1/39	1,625,000	1,891,240
Central Bradford Progress Authority
(Guthrie Healthcare System) 5.375% 12/1/41	1,000,000	1,162,500

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Chester County Health & Education Facilities Authority Revenue
(Simpson Senior Services Project)
Series A 5.00% 12/1/35	775,000	$816,602
Series A 5.25% 12/1/45	1,360,000	1,437,438
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Ministries Project)
5.00% 1/1/38	2,000,000	2,343,580
Unrefunded 6.375% 1/1/39	495,000	555,712
Dauphin County General Authority Health System Revenue
(Pinnacle Health System Project) Unrefunded
6.00% 6/1/36	795,000	901,729
Franklin County Industrial Development Authority Revenue
(Chambersburg Hospital Project) 5.375% 7/1/42	4,980,000	5,687,160
Geisinger Authority Health System
Series A-1 5.125% 6/1/41	4,000,000	4,526,760
Indiana County Hospital Authority Revenue
(Regional Medical Center) Series A 6.00% 6/1/39	1,625,000	1,883,879
Lancaster County Hospital Authority Revenue
(Brethren Village Project)
5.25% 7/1/35	250,000	261,910
5.50% 7/1/45	1,000,000	1,046,840
Series A 6.50% 7/1/40	3,000,000	3,070,860
(Landis Homes Retirement Community Project) Series A
5.00% 7/1/45	2,000,000	2,290,760
(Masonic Villages Project) 5.00% 11/1/35	2,000,000	2,379,640
(St. Anne’s Retirement Community)
5.00% 4/1/27	1,425,000	1,539,271
5.00% 4/1/33	1,830,000	1,950,853
Lehigh County General Purpose Authority Revenue
(Bible Fellowship Church Homes Project)
5.125% 7/1/32	1,000,000	1,077,090
5.25% 7/1/42	1,500,000	1,609,515
(Lehigh Valley Health Network)
Series A 3.00% 7/1/36	1,000,000	994,790
Series A 3.125% 7/1/38	1,805,000	1,807,978
Series A 4.00% 7/1/35	2,500,000	2,738,525
Monroe County Hospital Authority
(Pocono Medical Center)
Series A 5.00% 1/1/32	1,150,000	1,286,275
Series A 5.00% 1/1/41	1,500,000	1,668,270

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Monroeville Finance Authority
5.00% 2/15/25	1,000,000	$1,248,180
Montgomery County Higher Education & Health Authority Revenue
(Abington Memorial Hospital Obligated Group)
Series A 5.00% 6/1/31	4,000,000	4,616,880
Series A 5.125% 6/1/33	5,000,000	5,458,750
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities)
5.00% 11/15/27	1,250,000	1,444,200
5.00% 11/15/28	1,600,000	1,841,024
5.00% 11/15/29	680,000	779,634
Montgomery County Industrial Development Authority Revenue
(Albert Einstein Healthcare Network) Series A
5.25% 1/15/45	5,000,000	5,737,500
(Foulkeways at Gwynedd Project) 5.00% 12/1/46	1,500,000	1,749,840
(Whitemarsh Continuing Care Retirement Community Project) 5.375% 1/1/50	4,000,000	4,216,560
Moon Industrial Development Authority Revenue
(Baptist Homes Society Obligation) 6.125% 7/1/50	4,000,000	4,609,360
Northampton County Industrial Development Authority
(Morningstar Senior Living Project)
5.00% 7/1/27	1,400,000	1,521,422
5.00% 7/1/32	1,275,000	1,364,645
Pennsylvania Economic Development Financing Authority Revenue
(University of Pittsburgh Medical Center) Series A
5.00% 7/1/43	1,265,000	1,461,619
Pennsylvania Higher Educational Facilities Authority Revenue
(Thomas Jefferson University)
5.00% 3/1/24	1,115,000	1,347,266
Series A 5.25% 9/1/50	2,500,000	2,996,000
(University of Pennsylvania Health System)
5.00% 8/15/40	3,375,000	4,054,219
Series C 4.00% 8/15/41	3,500,000	3,891,615
Philadelphia Authority for Industrial Development Revenue
(Germantown Senior Living Presbyterian Homes Project)
Series A 5.625% 7/1/35 (HUD)	2,295,000	2,321,553

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Pocono Mountains Industrial Park Authority Revenue
(St. Luke’s Hospital - Monroe Project) Series A 5.00% 8/15/40	4,995,000	$5,819,275
St. Mary Hospital Authority Health System Revenue
(Catholic Health East) 6.25% 11/15/34	4,750,000	5,371,633

		122,612,698

Housing Revenue Bonds – 1.23%
Bucks County Industrial Development Authority Multi-Family Housing Revenue Guaranteed
(New Hope Manor Project)
Series A 5.40% 3/1/22 (AMT)	835,000	836,119
Series A 5.50% 3/1/41 (AMT)	5,340,000	5,346,194

		6,182,313

Lease Revenue Bonds – 3.53%
Allegheny County Industrial Development Authority Revenue
(Residential Resource Project)
5.10% 9/1/26	1,335,000	1,336,829
5.125% 9/1/31	890,000	891,050
Pennsylvania Commonwealth Financing Authority Revenue
Series B 5.00% 6/1/31 (AGC)	10,000,000	10,981,700
Philadelphia Municipal Authority Revenue
6.50% 4/1/39	4,000,000	4,489,440

		17,699,019

Local General Obligation Bonds – 7.15%
Allegheny County
Series C-69 5.00% 12/1/28	1,000,000	1,180,820
Series C-70 5.00% 12/1/33	2,205,000	2,626,860
Bucks County
4.00% 5/1/29	1,650,000	1,951,983
Chester County
5.00% 7/15/27	1,750,000	2,293,655
5.00% 7/15/29	1,000,000	1,296,960
5.00% 11/15/32	5,725,000	6,872,405
5.00% 11/15/33	2,625,000	3,142,256
Series A 4.00% 7/15/28	1,750,000	2,092,895
Series A 4.00% 7/15/29	750,000	890,647
City of Philadelphia
Series A 5.25% 7/15/29	2,500,000	3,056,825
City of Pittsburgh
Series B 5.00% 9/1/26	3,000,000	3,589,530

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Fox Chapel Area School District
5.00% 8/1/25	1,000,000	$1,209,769
Montgomery County
Series A 4.00% 4/1/26	2,255,000	2,640,064
Series A 4.00% 4/1/27	2,635,000	3,049,275

		35,893,944

Pre-Refunded/Escrowed to Maturity Bonds – 18.45%
Bethel Park School District
5.10% 8/1/33-19§	3,000,000	3,381,030
Butler County Hospital Authority Revenue
(Butler Health System Project) 7.25% 7/1/39-19§	8,000,000	9,456,240
Chester County
Series C 5.00% 7/15/29-19§	3,000,000	3,367,170
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Ministries Project) 6.375% 1/1/39-19§	4,505,000	5,093,939
Dauphin County General Authority Health System Revenue
(Pinnacle Health System Project) 6.00% 6/1/36-19§	4,205,000	4,809,679
Guam Government Limited Obligation Revenue
(Section 30)
Series A 5.625% 12/1/29-19§	90,000	103,850
Series A 5.75% 12/1/34-19§	3,050,000	3,531,565
Huntingdon County General Authority Revenue
(Juniata College) Series A 5.00% 5/1/30-20§	2,650,000	3,095,041
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities)
Series A-1 6.25% 11/15/29-19§	700,000	820,918
Series B 5.00% 11/15/22-16§	3,000,000	3,027,690
Montgomery County Industrial Development Authority Revenue
(New Regional Medical Center Project)
5.375% 8/1/38-20 (FHA)§	995,000	1,169,961
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A
6.25% 10/15/23-19§	5,000,000	5,647,600
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Slippery Rock University Foundation)
Series A 5.00% 7/1/39-17 (SGI)§	4,000,000	4,147,600
(Trustees of the University of Pennsylvania)
5.00% 9/1/29-20§	1,000,000	1,163,500
Series A 5.00% 9/1/29-21§	1,000,000	1,182,450

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(University of Pennsylvania)
Series B 5.00% 9/1/26-19§	1,450,000	$1,633,309
Series B 5.00% 9/1/27-19§	1,550,000	1,745,951
Series B 5.00% 9/1/30-19§	1,000,000	1,126,420
Series B 5.00% 9/1/31-19§	250,000	281,605
Series B 5.00% 9/1/32-19§	1,000,000	1,126,420
(University of the Arts) 5.20% 3/15/25 (AGC)	4,490,000	5,441,610
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)
5.00% 8/15/24-21§	4,850,000	5,811,706
5.75% 8/15/23-21§	2,500,000	3,086,400
Series A 5.25% 8/15/26-21§	3,910,000	4,732,586
Pennsylvania Industrial Development Authority Revenue
(Economic Development)
5.50% 7/1/23-18§	615,000	669,797
Unrefunded 5.50% 7/1/23-18§	4,385,000	4,775,703
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Presbyterian Medical Center) 6.65% 12/1/19	7,365,000	8,092,441
South Fork Municipal Hospital Authority Revenue
(Conemaugh Health Systems Project) 5.50% 7/1/29-20§	3,500,000	4,113,235

		92,635,416

Resource Recovery Revenue Bonds – 1.07%
Delaware County Industrial Development Authority
(Covanta Project) Series A 5.00% 7/1/43	2,155,000	2,237,364
Pennsylvania Economic Development Financing Authority
(Colver Project) Series F
4.625% 12/1/18 (AMBAC) (AMT)	3,135,000	3,145,847

		5,383,211

Special Tax Revenue Bonds – 2.54%
Allentown Neighborhood Improvement Zone Development Authority Revenue
Series A 5.00% 5/1/42	3,500,000	3,826,830
Northampton County Industrial Development Authority
(Route 33 Project) 7.00% 7/1/32	2,000,000	2,233,920
Pennsylvania Intergovernmental Cooperation Authority
(Philadelphia Funding Program) 5.00% 6/15/21	2,000,000	2,302,780

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Pittsburgh & Allegheny County Sports & Exhibition Authority
5.00% 2/1/35 (AGM)	3,000,000	$3,390,060
Washington County Redevelopment Authority Revenue
(Victory Centre Project-Tanger) Series A 5.45% 7/1/35	1,000,000	1,011,940

		12,765,530

State General Obligation Bonds – 1.45%
Pennsylvania
First Series 5.00% 4/1/26	1,500,000	1,807,065
First Series 5.00% 3/15/28	5,000,000	5,486,900

		7,293,965

Transportation Revenue Bonds – 8.92%
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Amtrak Project)
Series A 5.00% 11/1/32 (AMT)	3,500,000	3,979,920
Series A 5.00% 11/1/41 (AMT)	5,000,000	5,588,800
Pennsylvania Turnpike Commission Revenue
Series A 5.00% 12/1/22	2,550,000	3,084,148
Series A 5.00% 12/1/23	2,450,000	3,015,803
Series C 5.00% 12/1/44	5,000,000	5,955,200
Series E 5.00% 12/1/29	5,000,000	5,800,650
Series E 5.00% 12/1/30	2,000,000	2,334,840
Subordinate Series A-1 5.00% 12/1/46	4,000,000	4,670,000
Philadelphia Airport Revenue
Series A 5.375% 6/15/29 (AGC)	4,030,000	4,173,267
Port Authority of Allegheny County
5.75% 3/1/29	5,200,000	6,200,844

		44,803,472

Water & Sewer Revenue Bonds – 4.75%
Allegheny County Sanitary Authority
5.00% 12/1/28 (BAM)	2,345,000	2,951,159
Bucks County Water & Sewer Authority
Series A 5.00% 12/1/37 (AGM)	780,000	936,109
Series A 5.00% 12/1/40 (AGM)	1,000,000	1,199,310
Cambridge Area Joint Authority Guaranteed Sewer Revenue
5.625% 12/1/28	1,150,000	1,205,534
6.00% 12/1/37	1,000,000	1,052,120
Delaware County Regional Water Quality Control Authority
5.00% 5/1/32	2,000,000	2,368,580

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
Guam Government Waterworks Authority
5.00% 1/1/46	1,450,000	$1,700,705
Philadelphia Water & Waste Revenue
5.00% 11/1/28	4,500,000	5,406,615
Series A 5.00% 7/1/45	2,500,000	2,969,425
Westmoreland County Municipal Authority
5.00% 8/15/42 (BAM)	3,400,000	4,036,208

		23,825,765

Total Municipal Bonds (cost $451,911,076)		500,428,194

Short-Term Investments – 0.31%

Variable Rate Demand Notes – 0.31%¤
Hospitals & Higher Education Facilities Authority of Philadelphia (The Children’s Hospital of Philadelphia Project)
0.58% 7/1/25 (SPA - Wells Fargo Bank N.A.)	700,000	700,000
Montgomery County Industrial Development Authority Revenue (Retirement Community)
0.64% 11/15/29 (SPA - TD Bank N.A.) (AGC)	850,000	850,000

Total Short-Term Investments (cost $1,550,000)		1,550,000

Total Value of Securities – 100.00% (cost $453,461,076)		$501,978,194

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $2,734,110, which represents 0.54% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2016.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

FHA – Federal Housing Administration

HUD – Housing and Urban Development Section 8

N.A. – National Association

TD – Toronto Dominion

SGI – Insured by Syncora Guarantee Inc.

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
August 31, 2016

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Assets:
Investments, at value[1]	$84,225,576	$98,681,884	$207,634,531
Short-term investments, at value[2]	—	—	1,674,310
Cash	141,895	—	13
Interest receivable	798,128	1,205,550	2,348,418
Receivable for fund shares sold	—	53,882	177,653

Total assets	85,165,599	99,941,316	211,834,925

Liabilities:
Cash overdraft	—	53,962	—
Distribution payable	65,319	77,963	169,909
Payable for fund shares redeemed	2,664	189,773	35,028
Investment management fees payable to affiliates	32,864	33,560	82,494
Distribution fees payable to affiliates	21,596	29,389	52,219
Other accrued expenses	20,135	27,556	49,186
Audit and tax fees payable	3,653	4,804	4,080
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,463	1,708	3,605
Trustees’ fees and expenses payable	479	558	1,180
Accounting and administration expenses payable to affiliates	339	396	836
Legal fees payable to affiliates	125	146	314
Reports and statements to shareholders payable to affiliates	62	73	155

Total liabilities	148,699	419,888	399,006

Total Net Assets	$85,016,900	$99,521,428	$211,435,919

Net Assets Consist of:
Paid-in capital	$78,744,403	$90,411,656	$196,235,313
Undistributed net investment income	19,968	18,763	352,558
Accumulated net realized loss on investments	(1,257,748)	(1,679,403)	(4,967,114)
Net unrealized appreciation of investments	7,510,277	10,770,412	19,815,162

Total Net Assets	$85,016,900	$99,521,428	$211,435,919

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund
Net Asset Value
Class A:
Net assets	$74,555,701	$63,284,101	$182,763,560
Shares of beneficial interest outstanding, unlimited authorization, no par	6,299,952	5,023,291	15,685,125
Net asset value per share	$11.83	$12.60	$11.65
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.39	$13.19	$12.20

Class C:
Net assets	$6,815,614	$18,827,058	$16,461,127
Shares of beneficial interest outstanding, unlimited authorization, no par	574,403	1,491,857	1,408,853
Net asset value per share	$11.87	$12.62	$11.68

Institutional Class:
Net assets	$3,645,585	$17,410,269	$12,211,232
Shares of beneficial interest outstanding, unlimited authorization, no par	308,030	1,382,111	1,048,064
Net asset value per share	$11.84	$12.60	$11.65

[1] Investments, at cost	$76,715,299	$87,911,472	$187,819,369

[2] Short-term investments, at cost	—	—	1,674,310

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Assets:
Investments, at value[1]	$108,256,251	$93,885,907	$500,428,194
Short-term investments, at value[2]	1,697,908	1,400,000	1,550,000
Cash	634	57,989	111,412
Interest receivable	1,540,832	993,706	6,234,013
Receivable for fund shares sold	90,666	103,204	287,306
Receivable for securities sold	—	—	94,763

Total assets	111,586,291	96,440,806	508,705,688

Liabilities:
Distribution payable	78,905	65,684	405,601
Payable for fund shares redeemed	2,847	31,577	263,034
Payable for securities purchased	—	—	5,591,358
Investment management fees payable to affiliates	43,917	32,858	225,292
Distribution fees payable to affiliates	40,840	29,176	120,387
Other accrued expenses	24,960	29,005	114,757
Audit and tax fees payable	3,609	3,791	4,873
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,906	1,644	8,621
Trustees’ fees and expenses payable	624	537	2,823
Accounting and administration expenses payable to affiliates	442	382	2,000
Legal fees payable to affiliates	168	139	745
Reports and statements to shareholders payable to affiliates	82	70	369

Total liabilities	198,300	194,863	6,739,860

Total Net Assets	$111,387,991	$96,245,943	$501,965,828

Net Assets Consist of:
Paid-in capital	$108,170,560	$89,183,941	$455,707,983
Distributions in excess of net investment income	(6,473)	(650)	(108,966)
Accumulated net realized loss on investments	(5,043,351)	(1,356,879)	(2,150,307)
Net unrealized appreciation of investments	8,267,255	8,419,531	48,517,118

Total Net Assets	$111,387,991	$96,245,943	$501,965,828

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Idaho Fund	New York Fund	Pennsylvania Fund
Net Asset Value
Class A:
Net assets	$70,305,688	$55,417,689	$439,378,556
Shares of beneficial interest outstanding, unlimited authorization, no par	5,963,062	4,626,626	52,394,733
Net asset value per share	$11.79	$11.98	$8.39
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.35	$12.54	$8.79

Class C:
Net assets	$30,834,459	$20,899,486	$36,215,196
Shares of beneficial interest outstanding, unlimited authorization, no par	2,617,225	1,749,119	4,317,073
Net asset value per share	$11.78	$11.95	$8.39

Institutional Class:
Net assets	$10,247,844	$19,928,768	$26,372,076
Shares of beneficial interest outstanding, unlimited authorization, no par	869,003	1,664,536	3,147,089
Net asset value per share	$11.79	$11.97	$8.38

[1] Investments, at cost	$99,988,996	$85,466,376	$451,911,076

[2] Short-term investments, at cost	1,697,908	1,400,000	1,550,000

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Year ended August 31, 2016

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund

Investment Income:
Interest	$3,460,993	$3,975,457	$8,654,593

Expenses:
Management fees	424,671	514,998	1,097,024
Distribution expenses – Class A	191,888	157,526	445,327
Distribution expenses – Class C	67,486	175,489	138,529
Dividend disbursing and transfer agent fees and expenses	48,118	62,712	121,509
Audit and tax fees	44,822	45,508	46,436
Accounting and administration expenses	27,519	30,327	64,600
Registration fees	13,616	10,349	10,010
Reports and statements to shareholders expenses	12,143	11,095	21,238
Legal fees	8,887	8,477	19,494
Trustees’ fees and expenses	4,113	4,561	9,720
Custodian fees	3,447	6,094	8,124
Other	12,330	13,869	18,749

	859,040	1,041,005	2,000,760
Less expenses waived	(98,311)	(174,139)	(239,634)
Less expense paid indirectly	(40)	(29)	(110)

Total operating expenses	760,689	866,837	1,761,016

Net Investment Income	2,700,304	3,108,620	6,893,577

Net Realized and Unrealized Gain:
Net realized gain	420,673	290,239	528,372
Net change in unrealized appreciation (depreciation) of investments	2,487,555	3,374,665	6,666,063

Net Realized and Unrealized Gain	2,908,228	3,664,904	7,194,435

Net Increase in Net Assets Resulting from Operations	$5,608,532	$6,773,524	$14,088,012

See accompanying notes, which are an integral part of the financial statements.

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund

Investment Income:
Interest	$4,270,020	$3,464,879	$21,559,898

Expenses:
Management fees	592,348	493,203	2,707,639
Distribution expenses — Class A	183,764	136,632	1,057,634
Distribution expenses — Class C	292,841	192,147	336,605
Dividend disbursing and transfer agent fees and expenses	65,123	67,548	335,683
Audit and tax fees	44,731	42,291	43,920
Accounting and administration expenses	34,886	29,042	159,491
Registration fees	12,600	11,299	16,889
Reports and statements to shareholders expenses	12,489	11,927	51,059
Legal fees	9,839	8,132	46,079
Trustees’ fees and expenses	5,202	4,311	23,786
Custodian fees	4,469	3,639	19,326
Other	12,183	17,497	28,565

	1,270,475	1,017,668	4,826,676
Less expenses waived	(137,141)	(195,917)	(280,702)
Less expense paid indirectly	(60)	(29)	(316)

Total operating expenses	1,133,274	821,722	4,545,658

Net Investment Income	3,136,746	2,643,157	17,014,240

Net Realized and Unrealized Gain:
Net realized gain	167,308	97,924	865,820
Net change in unrealized appreciation (depreciation) of investments	2,434,114	3,712,411	13,403,506

Net Realized and Unrealized Gain	2,601,422	3,810,335	14,269,326

Net Increase in Net Assets Resulting from Operations	$5,738,168	$6,453,492	$31,283,566

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Arizona Fund

	Year ended
	8/31/16	8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,700,304	$2,800,959
Net realized gain	420,673	89,236
Net change in unrealized appreciation (depreciation)	2,487,555	(210,123)

Net increase in net assets resulting from operations	5,608,532	2,680,072

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,473,239)	(2,609,063)
Class B	—	(75)
Class C	(166,847)	(165,788)
Institutional Class	(49,420)	(17,946)

	(2,689,506)	(2,792,872)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,011,173	2,174,576
Class C	345,976	1,052,259
Institutional Class	2,938,597	551,671

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,888,780	1,975,880
Class B	—	81
Class C	145,139	140,376
Institutional Class	32,075	13,235

	9,361,740	5,908,078

	Year ended
	8/31/16	8/31/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(11,077,691)	$(8,565,192)
Class B	—	(27,856)
Class C	(654,598)	(666,706)
Institutional Class	(108,022)	(35,944)

	(11,840,311)	(9,295,698)

Decrease in net assets derived from capital share transactions	(2,478,571)	(3,387,620)

Net Increase (Decrease) in Net Assets	440,455	(3,500,420)

Net Assets:
Beginning of year	84,576,445	88,076,865

End of year	$85,016,900	$84,576,445

Undistributed net investment income	$19,968	$19,876

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free California Fund

	Year ended
	8/31/16	8/31/15

Increase in Net Assets from Operations:
Net investment income	$3,108,620	$3,189,918
Net realized gain	290,239	74,435
Net change in unrealized appreciation (depreciation)	3,374,665	104,250

Net increase in net assets resulting from operations	6,773,524	3,368,603

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,158,403)	(2,364,024)
Class B	—	(483)
Class C	(468,811)	(426,950)
Institutional Class	(477,490)	(392,947)

	(3,104,704)	(3,184,404)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,680,626	5,779,743
Class C	3,529,652	2,314,906
Institutional Class	8,131,495	8,534,618

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,884,754	2,080,029
Class B	—	520
Class C	394,763	348,149
Institutional Class	412,161	343,952

	23,033,451	19,401,917

	Year ended
	8/31/16	8/31/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(10,305,221)	$(21,408,060)
Class B	—	(181,298)
Class C	(1,641,307)	(2,315,796)
Institutional Class	(1,944,874)	(4,562,327)

	(13,891,402)	(28,467,481)

Increase (decrease) in net assets derived from capital share transactions	9,142,049	(9,065,564)

Net Increase (Decrease) in Net Assets	12,810,869	(8,881,365)

Net Assets:
Beginning of year	86,710,559	95,591,924

End of year	$99,521,428	$86,710,559

Undistributed net investment income	$18,763	$20,230

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Colorado Fund

	Year ended
	8/31/16	8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,893,577	$6,912,282
Net realized gain	528,372	642,992
Net change in unrealized appreciation (depreciation)	6,666,063	(2,073,277)

Net increase in net assets resulting from operations	14,088,012	5,481,997

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,236,889)	(6,384,370)
Class B	—	(32)
Class C	(379,133)	(336,361)
Institutional Class	(276,019)	(177,644)

	(6,892,041)	(6,898,407)

Capital Share Transactions:
Proceeds from shares sold:
Class A	11,529,596	6,696,136
Class C	4,702,073	1,321,189
Institutional Class	7,516,116	2,866,479

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,182,624	5,268,251
Class B	—	35
Class C	347,208	302,923
Institutional Class	235,094	157,616

	29,512,711	16,612,629

	Year ended
	8/31/16	8/31/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(14,471,248)	$(20,168,957)
Class B	—	(11,709)
Class C	(1,273,145)	(1,361,395)
Institutional Class	(900,667)	(959,602)

	(16,645,060)	(22,501,663)

Increase (Decrease) in net assets derived from capital share transactions	12,867,651	(5,889,034)

Net Increase (Decrease) in Net Assets	20,063,622	(7,305,444)

Net Assets:
Beginning of year	191,372,297	198,677,741

End of year	$211,435,919	$191,372,297

Undistributed net investment income	$352,558	$350,323

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Idaho Fund

	Year ended
	8/31/16	8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,136,746	$3,257,963
Net realized gain	167,308	64,943
Net change in unrealized appreciation (depreciation)	2,434,114	(615,374)

Net increase in net assets resulting from operations	5,738,168	2,707,532

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,285,847)	(2,435,094)
Class B	—	(406)
Class C	(689,437)	(720,612)
Institutional Class	(163,050)	(91,023)

	(3,138,334)	(3,247,135)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,410,995	6,241,091
Class C	5,352,008	3,379,466
Institutional Class	8,283,960	2,334,876

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,001,538	2,101,144
Class B	—	434
Class C	646,807	669,540
Institutional Class	144,382	71,275

	21,839,690	14,797,826

	Year ended
	8/31/16	8/31/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(14,060,215)	$(13,369,493)
Class B	—	(164,649)
Class C	(4,428,972)	(6,537,891)
Institutional Class	(870,663)	(900,541)

	(19,359,850)	(20,972,574)

Increase (Decrease) in net assets derived from capital share transactions	2,479,840	(6,174,748)

Net Increase (Decrease) in Net Assets	5,079,674	(6,714,351)

Net Assets:
Beginning of year	106,308,317	113,022,668

End of year	$111,387,991	$106,308,317

Distributions in excess of net investment income	$(6,473)	$(14,880)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free New York Fund

	Year ended
	8/31/16	8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,643,157	$2,375,956
Net realized gain	97,924	82,653
Net change in unrealized appreciation (depreciation)	3,712,411	(72,885)

Net increase in net assets resulting from operations	6,453,492	2,385,724

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,663,187)	(1,580,188)
Class B	—	(7)
Class C	(439,881)	(440,833)
Institutional Class	(517,796)	(355,835)

	(2,620,864)	(2,376,863)

Capital Share Transactions:
Proceeds from shares sold:
Class A	9,705,693	10,379,452
Class C	4,353,400	2,501,821
Institutional Class	8,210,978	11,718,291

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,521,647	1,426,469
Class B	—	8
Class C	332,476	324,818
Institutional Class	464,924	328,661

	24,589,118	26,679,520

	Year ended
	8/31/16	8/31/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(9,867,243)	$(12,678,070)
Class B	—	(2,832)
Class C	(2,429,486)	(3,507,474)
Institutional Class	(2,078,723)	(1,152,615)

	(14,375,452)	(17,340,991)

Increase in net assets derived from capital share transactions	10,213,666	9,338,529

Net Increase in Net Assets	14,046,294	9,347,390

Net Assets:
Beginning of year	82,199,649	72,852,259

End of year	$96,245,943	$82,199,649

Distributions in excess of net investment income	$(650)	$(9,778)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Pennsylvania Fund

	Year ended
	8/31/16	8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,014,240	$17,049,406
Net realized gain	865,820	1,937,674
Net change in unrealized appreciation (depreciation)	13,403,506	(2,924,575)

Net increase in net assets resulting from operations	31,283,566	16,062,505

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(15,327,049)	(15,762,881)
Class B	—	(859)
Class C	(919,840)	(907,357)
Institutional Class	(749,637)	(396,023)

	(16,996,526)	(17,067,120)

Capital Share Transactions:
Proceeds from shares sold:
Class A	23,362,520	25,913,128
Class C	5,644,527	4,242,065
Institutional Class	10,837,456	15,603,971

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	12,797,450	12,830,901
Class B	—	925
Class C	855,469	816,774
Institutional Class	676,756	329,145

	54,174,178	59,736,909

	Year ended
	8/31/16	8/31/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(51,422,585)	$(47,293,214)
Class B	—	(317,202)
Class C	(4,051,162)	(4,289,756)
Institutional Class	(2,465,132)	(2,835,778)

	(57,938,879)	(54,735,950)

Increase (decrease) in net assets derived from capital share transactions	(3,764,701)	5,000,959

Net Increase in Net Assets	10,522,339	3,996,344

Net Assets:
Beginning of year	491,443,489	487,447,145

End of year	$501,965,828	$491,443,489

Distributions in excess of net investment income	$(108,966)	$(126,680)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.440	$11.450	$10.690	$12.010	$11.340

0.377	0.378	0.428	0.450	0.460
0.388	(0.011)	0.784	(1.206)	0.670

0.765	0.367	1.212	(0.756)	1.130

(0.375)	(0.377)	(0.425)	(0.448)	(0.457)
—	—	(0.027)	(0.116)	(0.003)

(0.375)	(0.377)	(0.452)	(0.564)	(0.460)

$11.830	$11.440	$11.450	$10.690	$12.010

6.79%	3.24%	11.56%	(6.62% )	10.15%

$74,556	$77,085	$81,592	$83,896	$99,953
0.84%	0.85%	0.84%	0.84%	0.84%
0.96%	0.97%	0.96%	0.94%	0.90%
3.23%	3.28%	3.86%	3.83%	3.94%
3.11%	3.16%	3.74%	3.73%	3.88%
14%	12%	11%	18%	34%

Financial highlights

Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.470	$11.480	$10.720	$12.040	$11.370

0.290	0.292	0.346	0.362	0.373
0.398	(0.011)	0.784	(1.205)	0.670

0.688	0.281	1.130	(0.843)	1.043

(0.288)	(0.291)	(0.343)	(0.361)	(0.370)
—	—	(0.027)	(0.116)	(0.003)

(0.288)	(0.291)	(0.370)	(0.477)	(0.373)

$11.870	$11.470	$11.480	$10.720	$12.040

6.07%	2.47%	10.72%	(7.30% )	9.31%

$6,816	$6,747	$6,238	$6,482	$7,108
1.59%	1.60%	1.59%	1.59%	1.59%
1.71%	1.72%	1.71%	1.69%	1.65%
2.48%	2.54%	3.11%	3.08%	3.19%
2.36%	2.42%	2.99%	2.98%	3.13%
14%	12%	11%	18%	34%

Financial highlights

Delaware Tax-Free Arizona Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

		12/31/13[1]
Year ended		to
8/31/16	8/31/15	8/31/14

$11.440	$11.450	$10.770

0.406	0.407	0.325
0.398	(0.011)	0.675

0.804	0.396	1.000

(0.404)	(0.406)	(0.320)

(0.404)	(0.406)	(0.320)

$11.840	$11.440	$11.450

7.14%	3.49%	9.39%

$3,645	$744	$219
0.59%	0.60%	0.59%
0.71%	0.72%	0.71%
3.48%	3.54%	4.06%
3.36%	3.42%	3.94%
14%	12%	11% [4]

Financial highlights

Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$12.110	$12.080	$11.110	$12.210	$11.170

0.425	0.416	0.427	0.439	0.484
0.489	0.029	0.970	(1.100)	1.039

0.914	0.445	1.397	(0.661)	1.523

(0.424)	(0.415)	(0.427)	(0.439)	(0.483)

(0.424)	(0.415)	(0.427)	(0.439)	(0.483)

$12.600	$12.110	$12.080	$11.110	$12.210

7.67%	3.73%	12.79%	(5.63% )	13.90%

$63,284	$60,550	$73,955	$85,269	$97,821
0.82%	0.83%	0.82%	0.82%	0.82%
1.01%	1.01%	1.00%	0.99%	0.97%
3.43%	3.42%	3.69%	3.62%	4.10%
3.24%	3.24%	3.51%	3.45%	3.95%
18%	24%	13%	38%	32%

Financial highlights

Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$12.130	$12.100	$11.120	$12.230	$11.180

0.333	0.325	0.341	0.349	0.397
0.489	0.029	0.980	(1.110)	1.049

0.822	0.354	1.321	(0.761)	1.446

(0.332)	(0.324)	(0.341)	(0.349)	(0.396)

(0.332)	(0.324)	(0.341)	(0.349)	(0.396)

$12.620	$12.130	$12.100	$11.120	$12.230

6.86%	2.95%	12.04%	(6.41% )	13.13%

$18,827	$15,853	$15,473	$18,248	$18,830
1.57%	1.58%	1.57%	1.57%	1.57%
1.76%	1.76%	1.75%	1.74%	1.72%
2.68%	2.67%	2.94%	2.87%	3.35%
2.49%	2.49%	2.76%	2.70%	3.20%
18%	24%	13%	38%	32%

Financial highlights

Delaware Tax-Free California Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

		12/31/13[1]
Year ended		to
8/31/16	8/31/15	8/31/14

$12.110	$12.080	$11.270

0.456	0.446	0.319
0.489	0.029	0.808

0.945	0.475	1.127

(0.455)	(0.445)	(0.317)

(0.455)	(0.445)	(0.317)

$12.600	$12.110	$12.080

7.94%	3.98%	10.10%

$17,410	$10,308	$5,983
0.57%	0.58%	0.57%
0.76%	0.76%	0.75%
3.68%	3.67%	3.89%
3.49%	3.49%	3.71%
18%	24%	13% [4]

Financial highlights

Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.240	$11.320	$10.490	$11.640	$10.880

0.401	0.403	0.405	0.412	0.444
0.410	(0.081)	0.826	(1.149)	0.758

0.811	0.322	1.231	(0.737)	1.202

(0.401)	(0.402)	(0.401)	(0.413)	(0.442)

(0.401)	(0.402)	(0.401)	(0.413)	(0.442)

$11.650	$11.240	$11.320	$10.490	$11.640

7.33%	2.87%	11.94%	(6.56% )	11.23%

$182,764	$174,078	$183,560	$190,311	$230,787
0.84%	0.85%	0.84%	0.84%	0.84%
0.96%	0.97%	0.97%	0.96%	0.93%
3.50%	3.54%	3.69%	3.60%	3.91%
3.38%	3.42%	3.56%	3.48%	3.82%
6%	10%	22%	21%	24%

Financial highlights

Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.270	$11.350	$10.520	$11.670	$10.910

0.316	0.319	0.324	0.327	0.360
0.410	(0.081)	0.826	(1.149)	0.758

0.726	0.238	1.150	(0.822)	1.118

(0.316)	(0.318)	(0.320)	(0.328)	(0.358)

(0.316)	(0.318)	(0.320)	(0.328)	(0.358)

$11.680	$11.270	$11.350	$10.520	$11.670

6.52%	2.10%	11.09%	(7.23% )	10.39%

$16,461	$12,192	$12,029	$13,788	$14,282
1.59%	1.60%	1.59%	1.59%	1.59%
1.71%	1.72%	1.72%	1.71%	1.68%
2.75%	2.79%	2.94%	2.85%	3.16%
2.63%	2.67%	2.81%	2.73%	3.07%
6%	10%	22%	21%	24%

Financial highlights

Delaware Tax-Free Colorado Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

		12/31/13[1]
Year ended		to
8/31/16	8/31/15	8/31/14

$11.240	$11.320	$10.590

0.430	0.431	0.326
0.410	(0.081)	0.710

0.840	0.350	1.036

(0.430)	(0.430)	(0.306)

(0.430)	(0.430)	(0.306)

$11.650	$11.240	$11.320

7.60%	3.13%	9.89%

$12,211	$5,102	$3,077
0.59%	0.60%	0.59%
0.71%	0.72%	0.72%
3.75%	3.79%	3.91%
3.63%	3.67%	3.78%
6%	10%	22% [4]

Financial highlights

Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.510	$11.560	$10.990	$12.240	$11.730

0.362	0.366	0.374	0.419	0.438
0.281	(0.051)	0.569	(1.250)	0.509

0.643	0.315	0.943	(0.831)	0.947

(0.363)	(0.365)	(0.373)	(0.419)	(0.437)

(0.363)	(0.365)	(0.373)	(0.419)	(0.437)

$11.790	$11.510	$11.560	$10.990	$12.240

5.66%	2.76%	8.71%	(6.99% )	8.21%

$70,306	$75,163	$80,600	$87,537	$119,025
0.86%	0.88%	0.88%	0.88%	0.88%
0.99%	1.00%	0.99%	0.97%	0.94%
3.11%	3.17%	3.32%	3.51%	3.65%
2.98%	3.05%	3.21%	3.42%	3.59%
11%	7%	16%	17%	17%

Financial highlights

Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.500	$11.550	$10.980	$12.230	$11.720

0.274	0.279	0.289	0.329	0.348
0.281	(0.051)	0.569	(1.250)	0.509

0.555	0.228	0.858	(0.921)	0.857

(0.275)	(0.278)	(0.288)	(0.329)	(0.347)

(0.275)	(0.278)	(0.288)	(0.329)	(0.347)

$11.780	$11.500	$11.550	$10.980	$12.230

4.88%	1.99%	7.91%	(7.70% )	7.41%

$30,834	$28,557	$31,178	$33,236	$40,738
1.61%	1.63%	1.63%	1.63%	1.63%
1.74%	1.75%	1.74%	1.72%	1.69%
2.36%	2.42%	2.57%	2.76%	2.90%
2.23%	2.30%	2.46%	2.67%	2.84%
11%	7%	16%	17%	17%

Financial highlights

Delaware Tax-Free Idaho Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

		12/31/13[1]
Year ended		to
8/31/16	8/31/15	8/31/14

$11.510	$11.570	$11.060

0.391	0.395	0.291
0.281	(0.061)	0.509

0.672	0.334	0.800

(0.392)	(0.394)	(0.290)

(0.392)	(0.394)	(0.290)

$11.790	$11.510	$11.570

5.92%	2.92%	7.31%

$10,248	$2,588	$1,080
0.61%	0.63%	0.63%
0.74%	0.75%	0.74%
3.36%	3.42%	3.46%
3.23%	3.30%	3.35%
11%	7%	16% [4]

Financial highlights

Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.480	$11.460	$10.570	$11.670	$10.800

0.360	0.367	0.366	0.374	0.426
0.497	0.020	0.889	(1.080)	0.867

0.857	0.387	1.255	(0.706)	1.293

(0.357)	(0.367)	(0.365)	(0.375)	(0.423)
—	—	—	(0.019)	—

(0.357)	(0.367)	(0.365)	(0.394)	(0.423)

$11.980	$11.480	$11.460	$10.570	$11.670

7.57%	3.41%	12.06%	(6.27% )	12.18%

$55,418	$51,708	$52,589	$57,816	$53,456
0.80%	0.83%	0.80%	0.80%	0.80%
1.02%	1.07%	1.06%	1.03%	1.01%
3.06%	3.18%	3.32%	3.23%	3.77%
2.84%	2.94%	3.06%	3.00%	3.56%
8%	6%	20%	33%	28%

Financial highlights

Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.450	$11.440	$10.540	$11.640	$10.780

0.272	0.280	0.283	0.286	0.340
0.497	0.010	0.899	(1.080)	0.857

0.769	0.290	1.182	(0.794)	1.197

(0.269)	(0.280)	(0.282)	(0.287)	(0.337)
—	—	—	(0.019)	—

(0.269)	(0.280)	(0.282)	(0.306)	(0.337)

$11.950	$11.450	$11.440	$10.540	$11.640

6.78%	2.55%	11.35%	(7.00% )	11.26%

$20,899	$17,825	$18,491	$21,152	$20,524
1.55%	1.58%	1.55%	1.55%	1.55%
1.77%	1.82%	1.81%	1.78%	1.76%
2.31%	2.43%	2.57%	2.48%	3.02%
2.09%	2.19%	2.31%	2.25%	2.81%
8%	6%	20%	33%	28%

Financial highlights

Delaware Tax-Free New York Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

		12/31/13[1]
Year ended		to
8/31/16	8/31/15	8/31/14

$11.470	$11.460	$10.710

0.389	0.396	0.279
0.497	0.010	0.749

0.886	0.406	1.028

(0.386)	(0.396)	(0.278)

(0.386)	(0.396)	(0.278)

$11.970	$11.470	$11.460

7.84%	3.58%	9.69%

$19,929	$12,667	$1,769
0.55%	0.58%	0.55%
0.77%	0.82%	0.80%
3.31%	3.43%	3.55%
3.09%	3.19%	3.30%
8%	6%	20% [4]

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

			3/1/13
Year ended			to	Year ended
8/31/16	8/31/15	8/31/14	8/31/13[1]	2/28/13	2/29/12

$8.150	$8.160	$7.590	$8.410	$8.260	$7.550

0.289	0.288	0.293	0.148	0.315	0.329
0.240	(0.010)	0.570	(0.809)	0.150	0.710

0.529	0.278	0.863	(0.661)	0.465	1.039

(0.289)	(0.288)	(0.293)	(0.148)	(0.315)	(0.329)
—	—	—	(0.011)	—	—

(0.289)	(0.288)	(0.293)	(0.159)	(0.315)	(0.329)

$8.390	$8.150	$8.160	$7.590	$8.410	$8.260

6.60%	3.45%	11.58%	(7.94% )	5.73%	14.06%

$439,379	$441,904	$451,301	$453,451	$524,539	$508,505
0.88%	0.89%	0.88%	0.88%	0.88%	0.88%
0.94%	0.95%	0.95%	1.00%	0.98%	0.98%
3.50%	3.51%	3.73%	3.64%	3.77%	4.19%
3.44%	3.45%	3.66%	3.52%	3.67%	4.09%
14%	13%	7%	5%	20%	21%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

			3/1/13
Year ended			to	Year ended
8/31/16	8/31/15	8/31/14	8/31/13[1]	2/28/13	2/29/12

$8.150	$8.160	$7.590	$8.410	$8.260	$7.560

0.226	0.226	0.234	0.117	0.252	0.269
0.240	(0.010)	0.570	(0.809)	0.150	0.700

0.466	0.216	0.804	(0.692)	0.402	0.969

(0.226)	(0.226)	(0.234)	(0.117)	(0.252)	(0.269)
—	—	—	(0.011)	—	—

(0.226)	(0.226)	(0.234)	(0.128)	(0.252)	(0.269)

$8.390	$8.150	$8.160	$7.590	$8.410	$8.260

5.79%	2.67%	10.74%	(8.29% )	4.93%	13.05%

$36,215	$32,799	$32,096	$32,617	$39,572	$27,311
1.64%	1.65%	1.64%	1.64%	1.64%	1.64%
1.70%	1.71%	1.71%	1.71%	1.69%	1.69%
2.74%	2.75%	2.97%	2.87%	3.01%	3.43%
2.68%	2.69%	2.90%	2.80%	2.96%	3.38%
14%	13%	7%	5%	20%	21%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

		12/31/13[1]
Year ended		to
8/31/16	8/31/15	8/31/14

$8.140	$8.160	$7.670

0.308	0.308	0.226
0.240	(0.020)	0.490

0.548	0.288	0.716

(0.308)	(0.308)	(0.226)

(0.308)	(0.308)	(0.226)

$8.380	$8.140	$8.160

6.86%	3.57%	9.44%

$26,372	$16,740	$3,733
0.64%	0.65%	0.64%
0.70%	0.71%	0.71%
3.74%	3.75%	3.89%
3.68%	3.69%	3.82%
14%	13%	7% [4]

Notes to financial statements
Delaware Investments® state tax-free funds	August 31, 2016

Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Arizona Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Delaware Group® State Tax-Free Income Trust is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund. Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, and Delaware Group State Tax-Free Income Trust are each individually referred to as a Trust and collectively as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each referred to as a Fund, or collectively, as the Funds). The above Trusts are open-end investment companies. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of each Fund is to seek as high a level of current income exempt from federal income tax and from personal income taxes in the respective applicable state, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV) per share, as reported by the underlying investment company. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under

Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2013–Aug. 31, 2016), and has concluded that no provision for federal income tax is required in each Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – Each Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Aug. 31, 2016.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Aug. 31, 2016, each Fund earned the following amounts under this agreement:

Notes to financial statements
Delaware Investments® state tax-free funds

1. Significant Accounting Policies (continued)

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$40	$29	$110	$60	$29	$316

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), do not exceed specified percentages of each Fund’s average daily net assets from Sept. 1, 2015 through Aug. 31, 2016* as shown below. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Boards and DMC. These expense waivers and reimbursements apply only to expenses paid directly by each Fund and may only be terminated by agreement of DMC and each Fund.

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Operating expense limitation as a percentage of average daily net assets (per annum)	0.59%	0.57%	0.59%	0.61%	0.55%	0.64%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended Aug. 31, 2016, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$4,035	$4,447	$9,474	$5,116	$4,259	$23,386

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Aug. 31, 2016, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$17,654	$17,955	$41,444	$22,381	$18,631	$102,320

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares (except for Delaware Tax-Free Pennsylvania Fund). The Board for Delaware Tax-Free Pennsylvania Fund has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (2) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Each Fund pays 1.00% of the average daily net assets of the Class C shares. Institutional Class shares pay no distribution and service fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that

Notes to financial statements
Delaware Investments® state tax-free funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2016, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$1,780	$1,960	$4,161	$2,250	$1,863	$10,319

For the year ended Aug. 31, 2016, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$4,990	$8,799	$22,805	$17,634	$10,541	$45,036

For the year ended Aug. 31, 2016, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares. These commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Class A	$ —	$ —	$703	$ —	$ —	$ —
Class C	2,060	388	645	2,790	440	575

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended Aug. 31, 2016, were executed by the Funds pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. Pursuant to these procedures, for the year ended Aug. 31, 2016, the Funds engaged in securities purchases and securities sales, which resulted in net realized gains (losses) as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Purchases	$3,500,418	$11,969,532	$9,075,814	$1,120,024	$2,800,309	$3,600,457
Sales	4,300,581	7,925,402	11,805,791	3,036,453	4,000,257	8,726,806
Net realized gain (loss)	—	—	—	5,273	—	—

*	The aggregate contractual waiver period is from Dec. 29, 2014 through Dec. 29, 2016.

3. Investments

For the year ended Aug. 31, 2016, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Purchases	$11,387,648	$27,082,488	$28,241,700	$12,786,673	$16,950,562	$70,855,913
Sales	11,824,540	16,556,301	12,163,990	11,716,317	6,564,124	68,249,868

At Aug. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Cost of investments	$76,590,292	$87,890,423	$189,429,573	$101,675,292	$86,800,016	$453,461,076

Aggregate unrealized appreciation of investments	$7,635,284	$10,791,461	$19,885,920	$8,281,214	$8,511,333	$48,537,943
Aggregate unrealized depreciation of investments	—	—	(6,652)	(2,347)	(25,442)	(20,825)

Net unrealized appreciation of investments	$7,635,284	$10,791,461	$19,879,268	$8,278,867	$8,485,891	$48,517,118

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the

Notes to financial statements
Delaware Investments® state tax-free funds

3. Investments (continued)

asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2016:

Delaware Tax-Free Arizona Fund
Securities	Level 2
Municipal Bonds	$84,225,576

Delaware Tax-Free California Fund
Securities	Level 2
Municipal Bonds	$98,681,884

	Delaware Tax-Free Colorado Fund
Securities	Level 1	Level 2	Total
Municipal Bonds	$—	$207,634,531	$207,634,531
Short-Term Investments[1]	74,310	1,600,000	1,674,310

Total Value of Securities	$74,310	$209,234,531	$209,308,841

	Delaware Tax-Free Idaho Fund
Securities	Level 1	Level 2	Total
Municipal Bonds	$—	$108,256,251	$108,256,251
Short-Term Investments	1,697,908	—	1,697,908

Total Value of Securities	$1,697,908	$108,256,251	$109,954,159

Delaware Tax-Free New York Fund
Securities	Level 2
Municipal Bonds	$93,885,907
Short-Term Investments	1,400,000
Total Value of Securities	$95,285,907

Delaware Tax-Free Pennsylvania Fund
Securities	Level 2
Municipal Bonds	$500,428,194
Short-Term Investments	1,550,000
Total Value of Securities	$501,978,194

[1]	Security type is valued across multiple levels. Level 1 investments represent open-end investment company investments while Level 2 investments represent matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of this security type for the Funds:

Short-Term Investments	Delaware Tax-Free Colorado Fund

Level 1	7.75%
Level 2	92.25%
Total	100.00%

During the year ended Aug. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Aug. 31, 2016, there were no Level 3 investments.

Notes to financial statements
Delaware Investments® state tax-free funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2016 and 2015 was as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Year ended 8/31/16
Tax-exempt income	$2,689,506	$3,104,704	$6,879,093	$3,122,666	$2,616,203	$16,982,129
Ordinary income	—	—	12,948	15,668	4,661	14,397

Total	$2,689,506	$3,104,704	$6,892,041	$3,138,334	$2,620,864	$16,996,526

Year ended 8/31/15
Tax-exempt income	$2,792,872	$3,184,248	$6,898,407	$3,247,135	$2,376,283	$17,042,621
Ordinary income	—	156	—	—	580	24,499

Total	$2,792,872	$3,184,404	$6,898,407	$3,247,135	$2,376,863	$17,067,120

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2016, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Shares of beneficial interest	$78,744,403	$90,411,656	$196,235,313	$108,170,560	$89,183,941	$455,707,983
Undistributed tax-exempt income	85,287	96,726	522,467	72,432	65,034	296,635
Distributions payable	(65,319)	(77,963)	(169,909)	(78,905)	(65,684)	(405,601)
Capital loss carryforwards	(1,382,755)	(1,700,452)	(5,031,220)	(5,054,963)	(1,423,239)	(2,150,307)
Unrealized appreciation of investments	7,635,284	10,791,461	19,879,268	8,278,867	8,485,891	48,517,118

Net assets	$85,016,900	$99,521,428	$211,435,919	$111,387,991	$96,245,943	$501,965,828

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on certain debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of expiring capital loss carryforwards and tax treatment of market discount and premium on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended Aug. 31, 2016, the Funds recorded the following reclassifications:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Undistributed (distributions in excess of) net investment income	$(10,706)	$(5,383)	$699	$9,995	$(13,165)	$—
Accumulated net realized gain (loss) on investments	10,706	5,383	43,479	(9,995)	13,165	—
Paid in Capital	—	—	(44,178)	—	—	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2016, $44,178 capital loss carryforwards expired for Delaware Tax-Free Colorado Fund and the Funds utilized capital loss carryforwards as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$420,673	$290,045	$528,372	$168,625	$98,274	$865,820

Capital loss carryforwards remaining at Aug. 31, 2016 will expire as follows:

Year of Expiration	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
2019	$—	$369,988	$—	$—	$—	$—

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Notes to financial statements
Delaware Investments® state tax-free funds

5. Components of Net Assets on a Tax Basis (continued)

Losses incurred that will be carried forward under the Act are as follows:

	Loss carryforward character
	Short-term	Long-term
Delaware Tax-Free Arizona Fund	$133,141	$1,249,614
Delaware Tax-Free California Fund	605,526	724,938
Delaware Tax-Free Colorado Fund	2,731,952	2,299,268
Delaware Tax-Free Idaho Fund	1,814,606	3,240,357
Delaware Tax-Free New York Fund	841,555	581,684
Delaware Tax-Free Pennsylvania Fund	1,323,902	826,405

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free Arizona Fund		Delaware Tax-Free California Fund		Delaware Tax-Free Colorado Fund
	Year		Year		Year
	Ended		Ended		Ended
	8/31/16	8/31/15	8/31/16	8/31/15	8/31/16	8/31/15
Shares sold:
Class A	347,660	188,212	701,825	475,231	1,001,554	590,765
Class C	29,485	90,627	285,854	189,314	407,406	115,561
Institutional Class	249,462	47,938	654,251	703,979	651,517	253,199
Shares issued upon reinvestment of dividends and distributions:
Class A	162,302	171,727	152,419	171,102	452,355	464,698
Class B	—	7	—	43	—	3
Class C	12,438	12,170	31,856	28,591	30,196	26,653
Institutional Class	2,739	1,151	33,281	28,295	20,442	13,909

	804,086	511,832	1,859,486	1,596,555	2,563,470	1,464,788

Shares redeemed:
Class A	(950,823)	(744,808)	(830,822)	(1,767,868)	(1,260,169)	(1,780,322)
Class B	—	(2,437)	—	(14,922)	—	(1,035)
Class C	(55,998)	(57,674)	(132,581)	(189,793)	(110,769)	(119,952)
Institutional Class	(9,278)	(3,123)	(156,704)	(376,300)	(77,983)	(84,895)

	(1,016,099)	(808,042)	(1,120,107)	(2,348,883)	(1,448,921)	(1,986,204)

Net increase (decrease)	(212,013)	(296,210)	739,379	(752,328)	1,114,549	(521,416)

	Delaware Tax-Free		Delaware Tax-Free		Delaware Tax-Free
	Idaho Fund		New York Fund		Pennsylvania Fund
	Year		Year		Year
	Ended		Ended		Ended
	8/31/16	8/31/15	8/31/16	8/31/15	8/31/16	8/31/15
Shares sold:
Class A	462,923	538,926	830,105	898,197	2,827,355	3,162,192
Class C	458,084	292,319	371,880	216,895	681,608	517,225
Institutional Class	705,902	203,055	696,843	1,021,209	1,308,734	1,905,849
Shares issued upon reinvestment of dividends and distributions:
Class A	171,664	181,656	129,600	123,704	1,549,879	1,566,353
Class B	—	38	—	1	—	114
Class C	55,505	57,924	28,374	28,234	103,563	99,659
Institutional Class	12,323	6,158	39,546	28,510	81,862	40,292

	1,866,401	1,280,076	2,096,348	2,316,750	6,553,001	7,291,684

Shares redeemed:
Class A	(1,204,089)	(1,158,527)	(838,385)	(1,104,087)	(6,233,023)	(5,778,538)
Class B	—	(14,305)	—	(248)	—	(38,921)
Class C	(380,117)	(564,826)	(208,022)	(305,269)	(493,096)	(523,075)
Institutional Class	(74,106)	(77,674)	(175,950)	(100,027)	(299,835)	(347,515)

	(1,658,312)	(1,815,332)	(1,222,357)	(1,509,631)	(7,025,954)	(6,688,049)

Net increase (decrease)	208,089	(535,256)	873,991	807,119	(472,953)	603,635

For the year ended Aug. 31, 2015, the following shares and values were converted from Class B to Class A. The amounts are included in Class B redemptions and Class A subscriptions in the tables above, and the “Statements of changes in net assets.”

	Year ended 8/31/15
	Class B	Class A
	Shares	Shares	Value
Delaware Tax-Free California Fund	102	102	1,234
Delaware Tax-Free Idaho Fund	10,178	10,172	117,182
Delaware Tax-Free Pennsylvania Fund	14,130	14,134	115,189

Certain shareholders may exchange shares of one class of shares for another class in the same Fund. For the years ended Aug. 31, 2016 and 2015, the Funds had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the tables above and on the previous page and the “Statements of changes in net assets.”

Notes to financial statements
Delaware Investments® state tax-free funds

6. Capital Shares (continued)

		Year ended
		8/31/16
	Exchange Redemptions	Exchange Subscriptions
		Institutional
	Class A	Class
	Shares	Shares	Value
Delaware Tax-Free Arizona Fund	130,733	130,972	$1,545,475
Delaware Tax-Free California Fund	37,724	37,791	474,797
Delaware Tax-Free Colorado Fund	6,827	6,832	79,602
Delaware Tax-Free New York Fund	5,845	5,851	69,844
Delaware Tax-Free Pennsylvania Fund	61,178	61,330	510,027

	Year ended
	8/31/15
			Exchange
	Exchange Redemptions		Subscriptions
			Institutional
	Class A	Class C	Class
	Shares	Shares	Shares	Value
Delaware Tax-Free California Fund	33,790	—	33,842	$414,230
Delaware Tax-Free Colorado Fund	—	6,337	6,369	72,603
Delaware Tax-Free Idaho Fund	2,800	—	2,804	32,191
Delaware Tax-Free Pennsylvania Fund	98,416	—	98,547	811,211

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, each Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 7, 2016.

The Funds had no amounts outstanding as of Aug. 31, 2016 or at any time during the year then ended.

8. Geographic, Credit, and Market Risks

The Funds concentrate their investments in securities issued by each corresponding state’s municipalities. The Funds invest primarily in a specific state and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in U.S. territories and possessions such as the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes. The value of the Funds’ investments may be adversely affected by new legislation within the states or U.S. territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund.

Notes to financial statements
Delaware Investments® state tax-free funds

8. Geographic, Credit, and Market Risks (continued)

At Aug. 31, 2016, the percentages of each Fund’s net assets insured by bond insurers are listed below and these securities have been identified on the “Schedules of investments.”

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
American Capital Access	1.18%	—	0.72%	—	—	—
Assured Guaranty Corporation	—	1.15%	0.13%	4.13%	—	4.27%
Assured Guaranty Municipal Corporation	3.42%	0.99%	6.23%	10.52%	1.14%	1.10%
AMBAC Assurance Corporation	2.38%	—	—	—	—	0.63%
Build America Mutual Assurance	—	0.94%	—	—	—	1.39%
Berkshire Hathaway Assurance Company	—	1.08%	—	—	—	—
National Public Finance Guarantee Corporation	1.27%	1.43%	0.96%	1.34%	0.82%	—
Syncora Guarantee Inc.	—	—	3.75%	—	—	0.83%

	8.25%	5.59%	11.79%	15.99%	1.96%	8.22%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Funds may invest in advanced refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities held by the Funds have been identified on the “Schedules of investments.” When monitoring compliance with the Funds’ illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of these Funds will be considered.

Notes to financial statements
Delaware Investments® state tax-free funds

9. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Aug. 31, 2016 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II and Delaware Group® State Tax-Free Income Trust and the Shareholders of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free Arizona Fund (constituting Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund (three of the series constituting Voyageur Mutual Funds), Delaware Tax-Free Colorado Fund (constituting Voyageur Mutual Funds II) and Delaware Tax-Free Pennsylvania Fund (constituting Delaware Group® State Tax-Free Income Trust) (hereafter collectively referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 18, 2016

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Tax Information

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2016, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free Arizona Fund	—	100.00%	100.00%
Delaware Tax-Free California Fund	—	100.00%	100.00%
Delaware Tax-Free Colorado Fund	0.19%	99.81%	100.00%
Delaware Tax-Free Idaho Fund	0.50%	99.50%	100.00%
Delaware Tax-Free New York Fund	0.18%	99.82%	100.00%
Delaware Tax-Free Pennsylvania Fund	0.08%	99.92%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements

At a meeting held on Aug. 17–19, 2016 (the “Annual Meeting”), the Boards of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by

Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to each Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of each Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for each Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements (continued)

periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe.

Delaware Tax-Free Arizona Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free California Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the third quartile and first quartile, respectively, of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Colorado Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Idaho Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the third quartile of its Performance Universe and the Fund’s total return for the 5-year period was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were mixed. In evaluating the Fund’s performance, the Board considered the Fund’s short-term performance results, which were strong, and consequently, the Board was satisfied with performance.

Delaware Tax-Free New York Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Pennsylvania Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional Pennsylvania municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group.

Delaware Tax-Free Arizona Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free California Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Colorado Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered favorably fee waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements (continued)

services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Idaho Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free New York Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Pennsylvania Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standardized fee pricing structure. Although, as of May 31, 2016, the Funds have not reached a size at which they can take advantage of any breakpoints in the applicable fee schedule, the Board recognized that each Fund’s fee was structured so that if the Fund grows, economies of scale may be shared.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [3]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	62	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	62	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.
Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013),		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010), and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group
Vice President and Treasurer	62	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)
3M Company

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	62	None[3]

Senior Vice President of

the Fund(s) and

the investment advisor

since 2013, General Counsel

of the Fund(s) and

the investment advisor

since 2015, and Secretary

of the Fund(s) and the

investment advisor since 2005.

Daniel V. Geatens has served	62	None[3]
as Vice President and
Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial
Administration of the investment advisor since 2010.
Richard Salus has served as	62	None[3]
Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments ®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers
David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawareinvestments.com/literature. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth
Frances A. Sevilla-Sacasa

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolio of Voyager Mutual Funds II (“Funds”), has advised the Audit Committee of the Board of Trustees of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware Investments Family of Funds investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Fund. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Fund has not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Fund’s financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Fund’s financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.

If the SEC were ultimately to determine that PwC was not independent with respect to the Fund for certain time periods, the Fund’s filings with the SEC that contain the Fund’s financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Funds could be required to have independent audits conducted on the Funds’ previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Funds’ ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Fund.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $38,500 for the fiscal year ended August 31, 2015.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,030 for the fiscal year ended August 31, 2015.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended August 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,584 for the fiscal year ended August 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,584 for the fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,036,000 and $7,530,526 for the registrant’s fiscal years ended August 31, 2016 and August 31, 2015, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: VOYAGEUR MUTUAL FUNDS II

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	November 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	November 2, 2016

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 2, 2016